                                                                   EXHIBIT 10.17

                                CREEKSIDE PLAZA

                                 OFFICE LEASE

                          Creekside Associates, LLC,

                    A California Limited Liability Company

                                 As Landlord,

                                      And
                          TriNet Employer Group, Inc.

                           a California Corporation,

                                  as Tenant.



                                                                 CREEKSIDE PLAZA
                                                     TriNet Employer Group, Inc.

                               TABLE OF CONTENTS
                               -----------------

                                                                                                       Page
                                                                                                       ----
Article   1  Premises, Building, Project, Tenant Improvements and Common Areas,
             and the Adjacent Project .............................................................     1
Article   2  Lease Term ...........................................................................     5
Article   3  Base Rent.............................................................................     6
Article   4  Base Rent Adjustments ................................................................     7
Article   5  Use of Premises.......................................................................     7
Article   6  Services and Utilities ...............................................................     8
Article   7  Repairs...............................................................................     9
Article   8  Additions and Alterations.............................................................    10
Article   9  Covenant Against Liens................................................................    11
Article  10  Insurance.............................................................................    12
Article  11  Damage and Destruction................................................................    14
Article  12  Nonwaiver ............................................................................    16
Article  13  Condemnation..........................................................................    17
Article  14  Assignment and Subletting.............................................................    18
Article  15  Surrender of Premises; Removal of Trade Fixtures......................................    20
Article  16  Holding Over..........................................................................    21
Article  17  Estoppel Certificates.................................................................    21
Article  18  Subordination ........................................................................    22
Article  19  Defaults: Remedies....................................................................    22
Article  20  Attorneys' Fees.......................................................................    25
Article  21  Security Deposit .....................................................................    25
Article  22  Signs ................................................................................    26
Article  23  Compliance with Law...................................................................    26
Article  24  Late Charges .........................................................................    27
Article  25  Landlord's Right to Cure Default; Payments By Tenant..................................    27
Article  26  Entry by Landlord.....................................................................    28
Article  27  Tenant Parking .......................................................................    28
Article  28  Miscellaneous Provisions..............................................................    29
Exhibit   A  Site Plan, Exterior Elevations and Schematic Plans ...................................     1
Exhibit   B  Rules and Regulations.................................................................     1
Exhibit   C  Notice of Lease Term Dates............................................................     1
Exhibit   D  General Maintenance Plan..............................................................     1
Exhibit   E  Attornment and Nondisturbance Agreement ..............................................     1

                      Summary of Basic Lease Information

This Summary of Basic Lease Information (the "Summary") is hereby incorporated into and made a part of the attached Office Lease (this Summary and the Office Lease to be known collectively as the "Lease") which pertains to the multi-office project described in Section 6.1 below (the "Project"). Each reference in
                            -----------
the Office Lease to any term of this Summary shall have the meaning as set forth in this Summary for such term. In the event of a conflict between the terms of this Summary and the Office Lease, the terms of the Office Lease shall prevail. Any initially capitalized terms used herein and not otherwise defined herein shall have the meaning as set forth in the Office Lease.


                     TERMS OF LEASE                   DESCRIPTION
                                                      -----------
        (References are to the Office Lease
1.      Dates as of:                         TBD            , TBD
                                             ---------------  ---
2       Landlord:                            CREEKSIDE ASSOCIATES LLC, a
                                             California limited liability company
3       Address of Landlord                  2656 Bridgeway, Suite 200
        (Section 29.14):                     Sausalito, CA 94965
         -------------
                                             Attention: David Irmer

                                             With a copy to:

                                             T. Lawrence Jett
                                             1815 Aston Avenue, Suite 106
                                             Carlsbad, CA 92008

                                             And to
                                             Richard W. Sweat, Esq.
                                             Post Kirby Noonan & Sweat LLP
                                             600 West Broadway, Suite 1 100
                                             San Diego, CA 92101
4.      Tenant:                              TriNet Employer Group, Inc., a California
                                             corporation
5.      Address of Tenant                    TriNet Employer Group, Inc.
        (Section 29.14):                     101 Callan, San Leandro, CA 94577
         -------------
                                             Attention: Douglas P. Devlin
                                             (Prior to Lease Commencement Date)

                                             And
                                             Suite
                                             San Leandro, California

                                             Attention:
                                             (After Lease Commencement Date)
6.      Premises (Article 1) .                       6.1  Project:
                 -----------


                                                                 CREEKSIDE PLAZA
                                      ii             TriNet Employer Group, Inc.

                                 As defined in Section 1.1 of the Lease

6.2   Buildings:                 Building A and Building C of Creekside
                                 Plaza, San Leandro, California
6.3   Premises:                  Building A is a four story building having
                                 approximately 100,350 square feet of gross
                                 building area and 96,974 square feet of
                                 usable/rentable space, all as shown in the
                                 exterior elevations and summary plans
                                 usable/rentable space, all as shown on the
                                 exterior elevations and summary plans
                                 attached hereto as Exhibit A.
                                                    ---------
6.4   Tenant Improvements:       Landlord will construct all Tenant
                                 Improvements agreed upon by Landlord and
                                 Tenant for Tenant's initial occupancy as
                                 described in Section 1.1.3. Landlord shall
                                              -------------
                                 bear the cost of such Tenant Improvements
                                 up to $30.00 per usable/rentable square foot
                                 of space, which is $4,404,960.00 based upon
                                 the area of the Premises set forth in Section
                                                                       -------
                                 6.3 above. Tenant shall bear the cost of the
                                 ---
                                 Tenant Improvements in excess of that
                                 amount.

7.    Term (Article 2).
            ---------

      7.1  Lease Term:           15 years and a partial month so the term ends
                                 on the last day of a calendar month.
      7.2  Lease Commencement
           Date:                 The earlier of (i) the date Tenant occupies all
                                 or a portion of the Premises (other than in
                                 connection with the construction of the same),
                                 and (ii) the date that the Premises are Ready
                                 for Occupancy, which is the date Landlord has
                                 substantially completed Landlord's work as
                                 described in Exhibit A, which includes
                                              ---------
                                 substantial completion of Buildings A and C, ground level parking and common area improvements providing access to such
                                 Buildings, which Lease Commencement Date is anticipated to be October 1, 2001.
      7.3  Lease Expiration
           Date:                 The last day of the month in which the 15th
                                 anniversary of the Lease Commencement


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                              iii                    TriNet Employer Group, Inc.
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Date occurs.

        7.4  Option                          Two (2) Five (5) year options at same terms
                                             and conditions as the Lease.
8.      Base Rent (Article 3):               $2.25 per Sq. Ft., subject to reduction
                   ---------                 pursuant to Article 3.

                                                                  Monthly Installment
                 Lease Year                 Annual Base Rent         of Base Rent
                 ----------                 ----------------         ------------

               Year 1 Building A              $2,618,298.00           $218,191.50

               Year 1 Building C              $1,346,166.00           $112,180.50
                                              -------------           -----------

Assumes gross building area and               $3,964,461.00           $330,372.00
                                              =============           ===========
usable/rentable square footage set forth in
Section 6.3 above.
9.         Base Rent Adjustments             Annual increase in rent based on C.P.1.
           (Article 4).                      Increase not to exceed 5% in any given year.
            ---------
       9.1      Base Year:                   The calendar year in which the Lease
                                             Commencement Date occurs.
10.        Security Deposit                  Irrevocable Letter of Credit in the amount of
           (Article 21):                     $2,000,000 upon the Lease Commencement
            ----------
                                             Date.
           Number of Parking Spaces          460 allocated parking spaces.
           (Article 27):
            ----------

12.        Brokers (Section 29.20):          Kerry & Assoc.
                    -------------
                                             151 Callan Avenue, Suite 202
                                             San Leandro, CA 94577
13.        Permitted Use                     General office use consistent with a first
           (Section 5):                      class office building project.
            ---------
14.        Rules and Regulations             Subject to Tenant's rights hereunder,
                                                                                 Landlord may
                                                                                 impose reasonable
                                                                                 and
                                                                                 nondiscriminatory
                                                                                 rules and
                                                                                 regulations for the
                                                                                 use of the Common
                                                                                 Areas by Landlord,
                                                                                 Tenant and other
                                                                                 tenants of the
                                                                                 Project ("Rules and
                                                                                 Regulations").
                                                                                 Landlord agrees to
                                                                                 enforce such rules
                                                                                 and regulations
                                                                                 equally against all

                                                                 CREEKSIDE PLAZA
                              iv                     TriNet Employer Group, Inc.

                                                            tenants, including
                                                            Tenant. The Rules
                                                            and Regulations in
                                                            effect at the Lease
                                                            Commencement Date
                                                            are those attached
                                                            hereto as Exhibit B.





                                                                 CREEKSIDE PLAZA
                                    v                TriNet Employer Group, Inc.

                                   EXHIBITS



A    SITE PLAN, EXTERIOR ELEVATIONS AND SCHEMATIC PLANS

B    RULES AND REGULATIONS

C    NOTICE OF LEASE TERM DATES

D    GENERAL MAINTENANCE PLAN

E    ATTORNMENT AND NONDISTURBANCE AGREEMENT



                                                                CREEKSIDE PLAZA
                                      vi             TriNet Employer Group, Inc.

                          INDEX OF MAJOR DEFINED TERMS

                                                                      LOCATION
                                                                 OF DEFINITION
DEFINED TERMS                                                  IN OFFICE LEASE
                                                               ---------------
  Additional Rent...............................................     Section 4
  Base Rent.....................................................     Article 3
  Base Year.....................................................     Section 4
  Building......................................................     Article 1
  Consumer Price Index..........................................     Section 4
  Force Majeure................................................. Section 29.13
  Holidays...................................................... Section 6.1.1
  Lease Commencement Date.......................................     Article 2
  Lease Expiration Date.........................................     Article 2
  Lease Term....................................................     Article 2
  Lease Year....................................................     Article 2
  Notices....................................................... Section 29.14
  Premises......................................................     Article 1
  Rent..........................................................     Section 4
  Security Deposit..............................................    Article 21
  Successive Year...............................................     Section 4
  Transfer Notice...............................................  Section 14.1
  Transfer Premium..............................................  Section 14.3
  Transferee....................................................  Section 14.1
  Transfers.....................................................  Section 14.1



                                                                CREEKSIDE PLAZA
                                      vii             TriNet Employer Group,Inc.

                                 OFFICE LEASE

     This Office Lease, which includes the preceding Summary of Basic Lease Information (the "Summary'") attached hereto as pages (ii) through (viii) and incorporated herein by this reference (the Office Lease and Summary to be known sometimes collectively hereafter as the "Lease"). Dated as of the date set forth in Section 1 of the Summary, is made by and between "Landlord" and "Tenant" as those terms are defined in Sections 2 and 4 of the Summary, respectively.

                                   Article 1

               Premises, Buildings, Project, Tenant Improvements
                  and Common Areas, and the Adjacent Project

     1.1  Premises Buildings, Tenant Improvements, Project and Common Areas.
          -----------------------------------------------------------------

          1.1.1  The Premises. Landlord hereby leases to Tenant and Tenant
                 ------------
hereby leases from Landlord the premises set forth in Section 6.3 of the Summary
                                                      -----------
(the "Premises"). The Site Plan, Exterior Elevations and Schematic Plans for the Premises are attached as Exhibit A hereto. The parties hereto agree that the
                         ---------
lease of the Premises is upon and subject to the terms, covenants and conditions herein set forth, and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of such terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance. The Plans attached as Exhibit A shall not be
                                                     ---------
changed in any material way without Tenant's consent, which Tenant shall not unreasonably withhold. Exhibit A also shows the approximate location of Building
                       ---------
and the location of the "Common Areas," as that term is defined in Section 1.1.3
                                                                   -------------
below. Except as specifically set forth in this Lease, Landlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Premises. Tenant also acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the Premises, the Building or the Project or with respect to the suitability of any of the foregoing for the conduct of Tenant's business, except as specifically set forth in this Lease. Upon taking of possession of the Premises, Tenant shall determine whether the Premises at such time are in good and sanitary order, condition and repair. Tenant shall inform Landlord within forty-five (45) days of taking occupancy of its initial "punch list" of items needing repair. Failure to place a defect on the initial punch list shall not affect Landlord's obligations under Section 1.4 of this Lease.

          1.1.2  The Building and The Project. The Premises are the two (2)
                 ----------------------------
Buildings described in Section 6.2 of the Summary (collectively, the
                       -----------
"Buildings"). Whenever the term "Buildings" is used, it refers to both Building A and Building C. The Buildings are part of an office project known as "Creekside." The term "Project," as used in this Lease, shall mean (i) the Buildings and the Common Areas relating to it. (ii) the land (which is improved with landscaping, Surface parking and or parking structure facilities and other improvements) upon which the Buildings and the Common Areas are located, (iii) the other office building located adjacent to the Buildings and the land upon which such adjacent office building is located, and (iv) at Landlord's discretion, any additional real property areas, land, buildings or other improvements added thereto outside of the Project.



                                                                CREEKSIDE PLAZA
                                      ii             TriNet Employer Group, Inc.

          1.1.3  Tenant Improvements. Landlord will construct all Tenant
                 -------------------
Improvements agreed upon by Landlord and Tenant for Tenant's initial occupancy, and Landlord will not unreasonably withhold its consent to Tenant-requested Tenant Improvements suitable for Tenant's use of the Building for its corporate headquarters. Landlord shall bear up to Thirty Dollars ($30.00) per usable/rentable square foot of the cost of Tenant Improvements, which totals Four Million Four Hundred Four Thousand Nine Hundred Sixty Dollars ($4,404,960.00) based upon the area of the Premises set forth in Section 6.3 of
                                                                 -----------
the Summary. Tenant shall bear all costs of Tenant Improvements in excess of that amount. Landlord is obligated to construct the shell of the Buildings, which includes the following which are not considered Tenant Improvements:

                 a. The Structure of the Building shall be complete and water tight, including roofing, architectural sheet metal and complete finished exterior walls.

                 b. Exterior walls shall have R-19 insulation in the wall and Sheetrock on the interior of the exterior wall taped and ready for paint.

                 c. All site work for the Buildings shall be complete, including hardscape, landscape, paving, utilities and site lighting.

                 d. Each floor of each Building shall have two (2) core restrooms, one men's and one women's, complete and finished, including all plumbing fixtures, toilet partitions, toilet accessories, ceramic tile floors, ceramic tile wainscot on wet walls to a height of six (6) feet, toilet exhaust system, sprinkler drops at the drywall ceiling and associated lighting and power receptacles.

                 e. Two (2) hydraulic elevators per building serving all floors, complete with rated shafts, separate equipment room, sumps, ladders, grates and elevators with factory standard finishes.

                 f. Two (2) exiting stairwells serving all floors in each building, complete with all rated partitions and doors, with the stairs to be of steel construction with concrete filled pans for treads.

                 g. Each building shall have heating, ventilation and air conditioning units mounted on the roof with equipment appropriate to accommodate normal office use, with the shell to include vertical distribution of the supply and return ducting and all associated fire rated shafts. The shell does not include any portion of the distribution system on each floor, such as the individual floor loop piping systems. The shell does not include equipment for special cooling requirements for computer rooms or data centers.

                 h. Electrical systems bringing power to each floor but not any portion of the distribution system on each floor. The shell will include the main switch gear for each Building installed with a house panel provided to accommodate site lighting, life-safety monitoring and landscape irrigation circuits. Power will be provided to all elevators, all heating, ventilation and air conditioning equipment. The shell includes a floor subpanel for each floor.



                                                                CREEKSIDE PLAZA
                                      iii            TriNet Employer Group, Inc.

                 i. A fire sprinkler system for the entire shell with ceiling drops as required for other shell components such as restrooms, mechanical rooms, stairwells and shafts. All other drops and sprinkler system equipment are not included in the shell.

                  j. Plumbing system to include roof drains and overflows, gas to rooftop, HVAC units, condensation piping for rooftop mechanical units, trunk sewer line under the slab on grade, all core restroom fixtures and related waste, vent and water piping, hot water heaters to provide warm water for restrooms, and drinking fountain and janitor sinks on each floor.

     The following are considered part of the Tenant Improvements

                 (i)     A third elevator in Building A

                 (ii) Distribution systems for HVAC and electrical power on each floor.

                 (iii) The cost of a generator in Building A and the systems to distribute the generated power are considered Tenant Improvements.

     Tenant Improvement plans shall be prepared by the Tenant by June 10, 2000, and approved by the Landlord on or before July 1, 2000. Tenant's share of Tenant Improvement costs shall be deposited with the construction lender prior to the construction of the Tenant Improvements. A copy of the as-built Tenant Improvement plan shall be attached to this Lease.

          1.1.4  Common Areas. Tenant shall have the nonexclusive right to use
                 ------------
in common with other tenants in the Project, and subject to the rules and regulations referred to in Article 5 of this Lease, those portions of the Project which are provided, from time to time, for use in common by Landlord, Tenant and any other tenants of the Project (such areas, together with such other portions of the Project designated by Landlord, in its discretion, including certain areas designated for the exclusive use of certain tenants, or to be shared by Landlord and certain tenants, are collectively referred to herein as the "Common Areas"). Subject to the terms of this Lease, the Landlord shall maintain the Common Areas in a first-class manner and in accordance with the General Maintenance Plan attached hereto as Exhibit E, but the exact manner
                                                ---------
in which the tenants Common Areas are maintained and operated shall be determined by the Landlord, and the use thereof shall be subject to such reasonable rules, regulations and restrictions as Landlord may make from time to time pursuant to Article 5 below. If Tenant believes that Landlord is not
                 ---------
maintaining the Common Areas in a first-class manner, Tenant shall notify Landlord in writing if oral requests are not responded to in a timely manner. If Landlord fails, on three (3) occasions within any two (2) year period in its maintenance obligations, Tenant may require Landlord to employ a third party property manager to supervise maintenance of the Common Areas. Landlord reserves the right to close temporarily, make alterations or additions to, or change the location of elements of the Project and the Common Areas provided that changes to the Common Areas do not interfere in any material way with Tenant's access to and use of the Premises. Landlord specifically agrees that access to the parking portions of the Common Areas shall be controlled by gates activated by a card system or other system appropriate to ensure that, as much as possible, use of the parking area is restricted to persons employed by or having business with tenants in the Project.


                                                                CREEKSIDE PLAZA
                                      iv             TriNet Employer Group, Inc.

Tenant, and Landlord agree to share equally the cost of security personnel for the Common Areas from 8:00 a.m. to 5:00 p.m. Monday through Friday, excluding holidays. The need to use such security personnel may be reviewed on the annual anniversary date of this Lease if requested by either party.

     1.2  The Adjacent Project. The Project is located in the same city block
          --------------------
with, and is adjacent to, another office project known as the "Creekside Plaza." All reference in this Lease to the "Adjacent Project" shall be deemed to refer to the neighboring Creekside Plaza project.

     1.3  Verification of Rentable Square Feet of Premises and Buildings. For
          --------------------------------------------------------------
purposes of this Lease, "rentable square feet" shall be calculated according to the Standard Method for Measuring Floor Area in Office Buildings, ANSI Z65.1 - 1996 ("BOMA"), provided that the rentable square footage of the Buildings and the Project shall include all of the gross building area except the mechanical equipment room on each floor and two (2) stairwells serving all floors of the Buildings. The lobby stairwell area for floors one and two of Building A is included in usable/rentable square footage. The rentable square feet of the Premises and the Buildings are subject to verification from time to time by Landlord's planner/designer and Tenant's planner/designer, and such verification shall be made in accordance with the provisions of this Article 1. All amounts,
                                                        ---------
percentages and figures appearing or referred to in this Lease based upon any incorrect rentable square footage (including, without limitation, the amount of the "Rent," as that term is defined in Section 4.1 of this Lease) shall be
                                       -----------
modified in accordance with such determination. If such determination is made, it will be confirmed in writing by Landlord to Tenant.

     1.4  Landlord's Guarantee of Construction. Landlord guarantees all work
          ------------------------------------
performed in its construction of the Premises against defective workmanship and materials for a period of one (1) year from the date of substantial completion thereof and shall, at Landlord's sole cost and expense, repair and replace any such defective workmanship or material upon Tenant's written request. If any latent defects are found to exist at any time during the term hereof, Landlord shall correct the same at Landlord's cost.

     1.5  Completion of Premises. Landlord agrees to commence grading on the
          ----------------------
Project on or before October 1, 2000, and agrees that the Premises will be ready for occupancy, including Tenant Improvements, by October 1, 2001. If the Premises is not ready for occupancy by December 31, 2001, Tenant shall have the right to terminate this Lease. By taking occupancy, Tenant waives that right.



                                                                CREEKSIDE PLAZA
                                       v             TriNet Employer Group, Inc.

                                   Article 2

                                  Lease Term

     2.1  Lease Term. The terms and provisions of this Lease shall be effective
          ----------
as of the date of this Lease. The term of this Lease (the "Lease Term") shall be as set forth in Section 7.1 of the Summary and shall commence on the date
                -----------
(the "Lease Commencement Date") set forth in Section 7.2 of the Summary, and
                                             -----------
shall terminate on the date (the "Lease Expiration Date") set forth in Section
                                                                       -------
7.3 of the Summary, unless this Lease is sooner terminated as hereinafter
---
provided. As described in Section 7.4 of the Summary and in Section 2.2 below,
                          -----------                       -----------
the Tenant shall have the option to extend the Lease Term. For purposes of this Lease, the term "Lease Year" shall mean each consecutive twelve (12) month period during the Lease Term provided, however, that the first Lease Year shall commence on the Lease Commencement Date and end on the last day of the eleventh month thereafter and the second and each succeeding Lease Year shall commence on the first day of the next calendar month; and further provided that the last Lease Year shall end on the Lease Expiration Date. At any time during the Lease Term, Landlord may deliver to Tenant a notice in the form as set forth in Exhibit C, attached hereto, which Tenant shall execute and return to Landlord
----------
within ten (10) days of receipt thereof.


     2.2  Options to Extend Lease Term. Provided Tenant is not in default at the
          ----------------------------
time of each exercise, Tenant shall have two (2) options to extend the term of the Lease, each for a period of five (5) years, upon all of the terms and conditions herein stated. Landlord shall give written notice to Tenant no later than two hundred seventy (270) days prior to the end of the initial term and the then current term of the Lease that Tenant's option to extend will expire if not exercised and the date of expiration. Tenant shall provide written notice to Landlord no later than one hundred eighty (180) days prior to the expiration of the initial term or the then current term of the Lease of Tenant's option to extend the initial term or the then current term.

     2.3  Option Term Rent. Minimum rent for the option periods (if such option
          ----------------
is exercised) shall be Fair Market Rent, determined in accordance with the following, except that in no event shall the Base Rent for the option term be less than the Base Rent in effect at the end of the immediately preceding portion of the Lease Term. At least ninety (90) days prior to the commencement date of the time period for which a determination of Fair Market Rent is required under the Lease, the parties shall meet and endeavor to agree upon the Fair Market Rent of the Premises as of the first day of the applicable period. In determining the Fair Market Rent for the Premises, the Premises shall be compared only to Class A office buildings of a similar quality and size in the same County. If, within forty-five (45) days, the parties cannot agree upon the Fair Market Rent for the Premises as of the first day of the applicable time period, the parties shall submit the matter to binding appraisal in accordance with the following procedure: Within sixty (60) days from the date of the first meeting between Landlord and Tenant, the parties shall either (1) jointly appoint an appraiser for this purpose, or (2) failing this joint action, separately designate a disinterested appraiser. The parties shall each pay one-half (1/2) of the fees and expenses of the jointly appointed appraiser: or, if the parties separately designate disinterested appraisers, the parties shall pay the fees and expenses of the appraiser appointed or designated by such party, and no person may be appointed as an appraiser unless he or she has at least five (5) years experience in appraising Class A office buildings in the same County and is a member of a recognized society of real estate appraisers. If the two (2) appraisers thus appointed cannot reach an agreement on the

                                                                CREEKSIDE PLAZA
                                      vi            TriNet Employer Group, Inc.

Fair Market Rent within thirty (30) days after their appointment, the appraisers thus appointed shall appoint a third disinterested appraiser having like qualifications. If, within twenty (20) days after the third appraiser has been chosen, a majority of the appraisers cannot reach an agreement on the Fair Market Rent, then the average of the two (2) closest appraisals shall determine the Fair Market Rent. Each party shall pay one-half (1/2) of the fees and expenses of the third appraiser. In the event the parties have not agreed upon the Fair Market Rent of the Premises upon the commencement date of the applicable option period, then Tenant shall make a payment of Base Rent equal to the monthly installment required to be paid for the last month of the expired term each and every month until the Fair Market Rent has been determined. Upon such determination, the agreed upon Fair Market Rent shall be retroactive to the commencement date of the applicable Period. Tenant shall, within ten (10) days thereafter, make up any accumulated deficiency for all months of the applicable option period. From and after Fair Market Rent has been determined, Base Rent shall increase and be adjusted at the same rate as such adjustments were made during the initial term (i.e., annual CPI increases not to exceed five percent (5%)).

                                   Article 3

                                   Base Rent

     Tenant shall pay, without notice or demand, to Landlord by electronic funds transfer to the bank account identified by Landlord, or in such other commercially reasonable manner as the parties may agree, base rent ("Base Rent") as set forth in Section 8 of the Summary, payable in equal monthly installments
                ---------
as set forth in Section 8 of the Summary in advance on or before the first day
                ---------
of each and every calendar month during the Lease Term, without any setoff or deduction whatsoever. However, as soon as practical after execution of this Lease, the parties shall obtain from the East Bay Municipal Water District and Pacific Gas & Electric the average estimated monthly cost of water, electricity and gas used at the Premises based upon the plans and specifications for the Premises, and the Base Rent shall be reduced by such amount. Further, the parties shall obtain three (3) estimates from reputable janitorial services of the cost of normal janitorial services to the Buildings, and the Base Rent shall be reduced by the average estimated monthly cost of such services. The Base Rent for the first full calendar month of the Lease Term, shall be paid at the Lease Commencement Date. If any Rent, payment date (including the Lease Commencement
Date) falls on a day of a calendar month other than the first day of such calendar month or if any Rent payment is for a period which is shorter than one calendar month such as during the last month of the Lease Term, the Rent for any fractional calendar month shall accrue on a daily basis for the period from the date such payment is due to the end of such calendar month or to the end of the Lease Term at a rate per day which is equal to 1/365 of the Rent. All other payments or adjustments required to be made under the terms of this Lease that require proration on a time basis shall be prorated on the same basis.

                                   Article 4

                             Base Rent Adjustments

     The monthly rent, as specified in Article 3 above, shall be subject to increases per, Section 9.2 of the summary and further described in the following
               -----------
manner:

                                                                CREEKSIDE PLAZA
                                      vii            TriNet Employer Group, Inc.

     Consumer Price Index. Consumer price index adjustments ("the adjustment")
     ----------------------
shall be made at the commencement of the second year of lease term and every
                                         ------
successive year thereafter ("the adjustment date") as follows:
----------

     The basis for computing the adjustment shall be the U.S. Department of Labor, Bureau of Labor Statistic's Consumer Price Index for All Urban Consumers, all Items, 1982-84=100, for the San Francisco-Oakland area, ("Index"). The Index for the month immediately preceding the lease term commencement date shall be considered the "Beginning Index." If the Index for the month immediately preceding the adjustment date ("Comparison Index") is the greater than the Beginning Index, the Base Rent shall be increased by multiplying the Base Rent set forth in Article 3 by a fraction, the numerator of which is the Comparison Index and the denominator of which is the Beginning Index. Notwithstanding any subsequent decrease in the Index, the new Base Rent shall never be less than the rent for the month immediately preceding the adjustment date. On adjustment of the Base Rent Lessor shall notify Lessee by letter stating the new Base Rent.

     If the Index base year is changed so that it differs from 1982-84=100, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the index had not been discontinued or revised.

     Notwithstanding the above provision the increase in the Base Rent will not be more than five percent (5%) of the immediately preceding year's Base Rent. For example only; if the rent payable immediately preceding the adjustment date is $100 and the C.P.I. indexation is 1.04, then the maximum rent is $105 and the applicable rent is $104, the following year the figures will be 1.0816, $110.24
(max) respectively and $108.16 the applicable rent.

                                   Article 5

                                Use of Premises

Tenant shall use the Premises solely for the "Permitted Use," as that term is defined in Section 13 of the Summary, and Tenant shall not use or permit the
           ----------
Premises to be used for any other purpose or purposes whatsoever without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed. Landlord shall respond promptly to a request to change of use. Tenant further covenants and agrees that Tenant shall not use, or suffer or permit any person or persons to use, the Premises or any part thereof for any use or purpose contrary to the Rules and Regulations, or in violation of the laws of the United States of America, the State of California, or the ordinances, regulations or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Project. Tenant shall faithfully observe and comply with the Rules and Regulations set forth in

Exhibit B attached hereto. Landlord shall not be responsible to Tenant for the
----------
nonperformance of any of such Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Project. Tenant shall comply with all recorded covenants, conditions, and restrictions now or hereafter affecting the Project. Tenant shall not use or allow another person or

                                                                CREEKSIDE PLAZA
                                     viii           TriNet Employer Group, Inc.

entity to use any part of the Premises for the storage, use, treatment, manufacture or sale of hazardous materials or substances as defined pursuant to any applicable federal, state or local governmental or quasi-governmental law, code, ordinance, rule, or regulation. Landlord acknowledges, however, that Tenant will maintain products in the Premises which are incidental to the operation of its offices, such as photocopy supplies, secretarial supplies and limited janitorial supplies, which products contain chemicals which are categorized as hazardous materials. Landlord agrees that the use of such products in the Premises in compliance with all applicable laws and in the manner in which such products are designed to be used shall not be a violation by Tenant of this Article 5.
                  ---------

                                   Article 6

                             Services and Utilities

     6.1  Standard Tenant Services. Landlord shall provide the following
          ------------------------
services on all days during the Lease Term, unless otherwise stated below, and Tenant shall pay all charges for utilities in connection with the services.

          6.1.1 Subject to all governmental rules, regulations and guidelines applicable thereto, Landlord shall provide heating and air conditioning facilities which Tenant may use at such hours as Tenant may select when necessary for normal comfort for normal office use in the Premises.

          6.1.2 Landlord shall provide adequate electrical wiring and facilities for connection to Tenant's lighting fixtures and incidental use equipment. Tenant shall pay for all utilities used at the Buildings, and Landlord shall cause the utilities to be separately metered so they can be placed in Tenant's name. Tenant shall bear the cost of replacement of lamps, starters and ballasts for non-building standard lighting fixtures within the Premises.

          6.1.3 Landlord shall provide facilities to bring city water to the regular Building outlets for drinking, lavatory and toilet purposes. All costs of water shall be paid by Tenant.

          6.1.4 Landlord shall provide window washing services to the Buildings as least as often as provided to comparable first-class buildings in the vicinity of the Buildings, but in no event less than two (2) times per year.

         6.1.5 Landlord shall provide two (2) elevators in the Buildings to be operated during such hours as Tenant shall select. Landlord shall pay the cost of servicing and repairing the elevators.

          6.1.6 As part of the Tenant Improvements to be constructed by Landlord, the Buildings shall have an emergency, back-up power supply system that will assure the continuous supply of electrical power to the Buildings. The specifications for such system shall be supplied by Tenant and installed by Landlord at Tenant's expense as part of the Tenant Improvements.

     6.2  Overstandard Tenant Use. If Tenant's use of the Buildings exceeds
          -----------------------
normal wear and tear, particularly with regard to utilities-providing facilities, such as electrical facilities,



                                                                 CREEKSIDE PLAZA
                                      ix             TriNet Employer Group, Inc.

heating and air conditioning, such that excessive wear and tear occurs, Tenant shall be responsible for the cost of remediating such excessive wear and tear.

     6.3  Interruption of Use. Tenant agrees that Landlord shall not be liable
          -------------------
for damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Project after reasonable effort to do so, by any accident or casualty whatsoever, by act or default of Tenant or other parties, or by any other cause beyond Landlord's reasonable control; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease. Furthermore, Landlord shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Tenant's business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities as set forth in this Article
                                                                         -------
6. Landlord may comply with voluntary controls or guidelines promulgated by any
-
governmental entity relating to the use or conservation of energy, water, gas, light or electricity or the reduction of automobile or other emissions without creating any liability of Landlord to Tenant under this Lease, provided that the Premises are not thereby rendered untenantable. If, however, Landlord defaults hereunder and fails to provide Tenant the quiet enjoyment of the Premises in any material way after a reasonable opportunity to cure the default, Tenant may terminate this Lease.

                                   Article 7

                                    Repairs

     Landlord shall repair and maintain the structural portions of the Buildings, and the plumbing, heating, ventilating, airconditioning and electrical systems installed or fumished by Landlord and located within or outside the Premises, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by Tenant or the "Tenant Parties," as that term is defined in Section 10.1, below, in which event
                                             ------------
Tenant shall pay to Landlord, as Additional Rent, the reasonable cost of such maintenance and repairs. Tenant shall, at Tenant's own expense, pursuant to the terms of this Lease, including without limitation Article 8 hereof. keep the
                                                  --------
Premises, including all improvements, fixtures and furnishings therein, in good order, repair and condition at all times during the Lease Term, reasonable wear and tear excepted. If either Landlord or Tenant fails in its obligations to make, or to commence making and diligently pursue, a repair under the terms of this Lease, after reasonable notice, assumed to be thirty (30) days in nonemergency situations, the other party may accomplish the repair at the expense of the party failing to make the repair, provided such expense is reasonable, and provided the party charged has had a fair opportunity to accomplish the repair. Landlord may, but shall not be required to, enter the Premises at all reasonable times to make such repairs, alterations, improvements and additions to the Premises or to the Project or to any equipment located in the Project as Landlord shall desire or deem necessary or as Landlord may be required to do by governmental or quasi-governmental authority or court order or decree. Tenant hereby waives and



                                                                 CREEKSIDE PLAZA
                                       x             TriNet Employer Group, Inc.

releases its right to make repairs at Landlord's expense under Sections 1941 and 1942 of the California Civil Code or under any similar law, statute, or ordinance now or hereafter in effect.

                                   Article 8

                           Additions and Alterations

     8.1  Landlord's Consent to Alterations. Tenant may make any improvements,
          ---------------------------------
alterations, additions or changes to the Premises (collectively, the "Alterations") consistent with general office use so long as such Alterations
(i) have no effect on the exterior of the Buildings or its appearance, (ii) do not block windows, (iii) do not result in demising walls ending in the middle of windows, (iv) have no effect on the structural elements, and (v) will not cause excessive wear on Buildings systems, such as electrical, plumbing and HVAC systems, and no Landlord consent is required. All other Alterations require the prior written consent of Landlord, which consent shall not be unreasonably withheld. Landlord shall promptly respond to requests for its consent. Such Alterations shall (i) comply with all applicable laws, ordinances, rules and regulations; (ii) are compatible with the Project and its mechanical, electrical, heating, ventilating, air-conditioning, and life safety systems;
(iii) are not visible from the exterior of the Buildings; and (iv) do not affect the structural portions of the Buildings. Tenant shall notify Landlord of all Alterations within thirty (30) days of completion and shall provide Landlord with a copy of any "as built" plans and a copy of the improvement plans submitted to a governmental agency for issuance of a permit. The construction of the initial improvements to the Premises shall be in accordance with the Tenant Improvement Plans, attached hereto as Exhibit D, and not the terms of this
                                      ---------
Article 8.
---------

     8.2  Manner of Construction. Landlord may impose, as a condition of its
          ----------------------
consent to unique Alterations or repairs of the Premises the requirement that upon Landlord's request, Tenant shall, at Tenant's expense, remove such Alterations upon the expiration or any early termination of the Lease Term, and/or the requirement that Tenant utilize for such purposes only contractors, materials, mechanics and materialmen selected by Landlord. Landlord may also require Tenant, at the expiration or early termination of the Lease Term, to remove Tenant Improvements made without Landlord's consent. Tenant shall construct such Alterations and perform such repairs in conformance with any and all applicable rules and regulations of any federal, state, county or municipal code or ordinance and pursuant to a valid building permit, issued by the applicable governmental authorities. All work with respect to any Alterations must be done in a good and workmanlike manner and diligently prosecuted to completion to the end that the Premises shall at all times be a complete unit except during the period of work. In performing the work of any such Alterations, Tenant shall have the work performed in such manner as not to unreasonably obstruct access to the Buildings, the Project, or the Common Areas for any other tenant of the Project, and as not to unreasonably obstruct the business of Landlord or other tenants in the Buildings and/or the Project, or unreasonably interfere with the labor force working in the Project. Upon completion of any Alterations, Tenant agrees to cause a timely Notice of Completion to be recorded in the office of the County Recorder in accordance with the terms of Section 3093 of the Civil Code of the State of California or any successor statute.



                                                                 CREEKSIDE PLAZA
                                      xi             TriNet Employer Group, Inc.

     8.3  Payment for Improvements. Tenant shall promptly pay all contractors,
          ------------------------
subcontractors and materialmen supplying labor and materials to any work being done by Tenant at the Premises.

     8.4  Construction Insurance. In the event that Tenant makes any Alterations
          ----------------------
Tenant agrees to carry "Builder's All Risk" insurance in an amount reasonably approved by Landlord covering the construction of such Alterations, and such other insurance as Landlord may require, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to Article 10 of this
                                                           ----------
Lease immediately upon completion thereof.

     8.5  Landlord's Property. All Alterations, improvements, fixtures, signs
          -------------------
and/or equipment which may be installed or placed in or about the Premises by Tenant shall be and become the property of Landlord, except that Tenant may remove any Alterations, improvements, fixtures and/or equipment which Tenant can substantiate to Landlord have not been paid for with any tenant improvement allowance funds provided to Tenant by Landlord, provided Tenant repairs any damage to the Premises and the Buildings caused by such removal. If Tenant fails to complete such removal and/or to repair any damage caused by the removal of any Alterations as required herein, Landlord may do so and may charge the cost thereof to Tenant.

                                   Article 9

                             Covenant Against Liens

     Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon the Project, the Buildings or the Premises, and any and all liens and encumbrances created by Tenant shall attach to Tenant's interest only. Landlord shall have the right at all times to post and keep posted on the Premises any notice which it deems necessary for protection from such liens. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen or others to be placed against the Project, the Buildings or the Premises with respect to work or services claimed to have been performed for or materials claimed to have been furnished to Tenant or the Premises, and, in case of any such lien attaching or notice of any lien, Tenant covenants and agrees to cause it to be immediately released and removed of record. Notwithstanding anything to the contrary set forth in this Lease, in the event that such lien is not released and removed on or before the date occurring ten (10) days after Landlord's written notice to Tenant, Landlord may immediately take all action necessary to release and remove the lien, without any duty to investigate the validity of it, unless Tenant has properly bonded against the lien as provided by law and has commenced legal action to contest, dispute or defend the claims of the lienholders or the validity of the liens and continues to prosecute such action to judgment.




                                                               CREEKSIDE PLAZA
                                      xii           TriNet Employer Group, Inc.

                                   Article 10

                                   Insurance

  10.1     Indemnification and Waiver.
           --------------------------

          10.1.1 Absent Landlord's gross negligence or willful misconduct, and to the extent not prohibited by law, Landlord, its partners, trustees, ancillary trustees and their respective officers, directors, shareholders, beneficiaries, agents, servants, employees, and independent contractors (collectively. the "Landlord Parties") shall not be liable for any damage either to person or property or resulting from the loss of use thereof, which damage is sustained by Tenant or by other persons claiming through Tenant. Tenant shall indemnify, defend, protect, and hold harmless Landlord Parties from loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys' fees) incurred in connection with or arising from any cause related to Tenant's occupancy in, on or about the Premises or any acts, omissions or negligence of Tenant or of any person claiming through Tenant and its officers, agents, servants, employees, and independent contractors (collectively, the "Tenant Parties"), in, on or about the Project, regardless of whether the claim is made during, or after the expiration of the Lease Term, so long as the events giving rise to the claim occur during the Lease Term, provided that the terms of the foregoing indemnity shall not apply to the gross negligence or willful misconduct of Landlord or the Landlord Parties. Should Landlord be named as a defendant in any suit brought against Tenant in connection with the foregoing indemnity, Tenant shall defend Landlord with counsel reasonably acceptable to Landlord, provided Landlord's insurer allows such arrangement. Further, Tenant's agreement to indemnify Landlord pursuant to this Section 10.1 is not intended
                                                 ------------
and shall not relieve any insurance carrier of its obligations under policies required to be carried by Tenant pursuant to the provision of this Lease, to the extent such policies cover the matters subject to Tenant's indemnification obligations; nor shall they supersede any inconsistent agreement of the parties set forth in any other provision of this Lease. The provisions of this Section
                                                                       -------
10.1 shall survive the expiration or sooner termination of this Lease for a
-----
period of one (1) year with respect to any claims or liability occurring prior to such expiration or termination.

          10.1.2 After Tenant's gross negligence or willful misconduct, Landlord shall, with counsel selected by Landlord's insurer, indemnify, defend and hold harmless Tenant Parties from and against all claims for damages to property outside the Premises to the extent that such claims are covered by insurance carried or required to be carried by Landlord pursuant to the terms of this Lease. In addition, Landlord shall, with counsel reasonably acceptable to Tenant, indemnify, defend and hold harmless Tenant Parties from and against all claims resulting from the gross negligence, omissions or willful misconduct of Landlord in connection with Landlord's activities in, on or about the Project or the Buildings.

     10.2 Tenant's Compliance with Landlord's Fire and Casualty Insurance. The
          ----------------------------------------------------------------
coverage and amounts of insurance carried by Landlord in connection with the Project shall at a minimum be comparable to the coverage and amounts of insurance which are carried by reasonably prudent landlords of comparable buildings located in the vicinity of the Project. Tenant shall, at Tenant's expense, comply with all insurance company requirements pertaining to the Tenant's use of the Premises for general office purposes. If Tenant's conduct or use of the Premises causes any increase in the premium for any insurance at Tenant's expense, shall comply with all rules, orders,




                                                                 CREEKSIDE PLAZA
                                     xiii            TriNet Employer Group, Inc.

regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body.

     10.3 Tenant's Insurance. Tenant shall maintain the following coverages in
          ------------------
the following amounts.

          10.3.1 Commercial General Liability Insurance covering the insured against claims of bodily injury, personal injury and property damage arising out of Tenant's operations, assumed liabilities or use of the Premises, including a Commercial General Liability endorsement covering the insuring provisions of this Lease and the performance by Tenant of the indemnity agreements set forth in Section 10.1 of this Lease, for limits of liability not less than: (i) Bodily
   ------------
Injury and Property Damage Liability - $3,000,000 for each occurrence and $3,000,000 annual aggregate, and (ii) Personal Injury Liability - $3,000,000 each occurrence and $3,000,000 annual aggregate.

          10.3.2 Physical Damage Insurance covering (i) all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Premises installed by, for, or at the expense of Tenant, (ii) the "Tenant Improvements," as that term is defined in the Tenant Improvement Plans, and (iii) all other improvements, alterations and additions to the Premises. Such insurance shall be written on an "all risks" of physical loss or damage basis, for the guaranteed replacement cost value new without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include a vandalism and malicious mischief endorsement, sprinkler leakage coverage and earthquake sprinkler leakage coverage.

          10.3.3 Loss-of-income and extra-expense insurance in such amounts as will reimburse Tenant for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent tenants or attributable to prevention of access to the Premises or to the Project as a result of such perils.

          10.3.4   Form of Policies. The minimum limits of policies of insurance
                   ----------------
required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance shall (i) name Landlord, and any other party it so specifies by written notice, as an additional insured; (ii) specifically cover the liability assumed by Tenant under this Lease, including, but not limited to, Tenant's obligations under Section 10.1 of this Lease; (iii)
                                               ------------
be issued by an insurance company having a rating of not less than A-XII in Best's Insurance Guide or which is otherwise acceptable to Landlord and authorized to do business in the State of California; (iv) be primary insurance as to all claims thereunder and provide that any insurance carried by Landlord is excess and is noncontributing with any insurance requirement of Tenant; (v) provide that said insurance shall not be canceled or coverage changed unless thirty (30) days' prior written notice shall have been given to Landlord and any mortgagee of Landlord; and (vi) contain a crossliability endorsement or severability of interest clause acceptable to Landlord. Tenant shall delivery said policy or policies or certificates thereof to Landlord on or before the Lease Commencement Date and at least thirty (30) days prior before the expiration dates thereof. Policies of insurance provided for herein may be carried under blanket or umbrella policies which the insuring party has in force.



                                                                 CREEKSIDE PLAZA
                                      xiv            TriNet Employer Group, Inc.

     10.4 Subrogation. Landlord and Tenant agree to have their respective
          -----------
insurance companies issuing property damage insurance waive any rights of subrogation that such companies may have against Landlord or Tenant, as the case may be, so long as the insurance carried by Landlord and Tenant, respectively, is not invalidated thereby. As long as such waivers of subrogation are contained in their respective insurance policies, Landlord and Tenant hereby waive any right that either may have against the other on account of any loss or damage to their respective property to the extent such loss or damage is insurable under policies of insurance for tire and all risk coverage, theft, or other similar insurance. If either party fails to carry the amounts and types of insurance required to be carried by its pursuant to this Article 10, in addition to any
                                               ----------
remedies the other party may have under this Lease, such failure shall be deemed to be a covenant and agreement by such party to self-insure with respect to the type and amount of insurance which such party so failed to carry, with full waiver of subrogation with respect thereto

     10.5 Earthquake Insurance. Landlord and Tenant agree to obtain earthquake
          --------------------
insurance covering their respective interest in the Buildings and the Tenant Improvements.

                                  Article 11

                            Damage and Destruction



                                                                 CREEKSIDE PLAZA
                                     xv              TriNet Employer Group, Inc.

     11.1  Repair of Damage to Premises by Landlord. Tenant shall promptly
           ----------------------------------------
notify Landlord of any damage to the Premises resulting from fire or any other casualty or any condition existing in the Premises as a result of a fire or other casualty that would give rise to the terms of this Article 11. If the
                                                         ----------
Premises or any Common Areas of the Project serving or providing access to the Premises shall be damaged by fire or other casualty or be subject to a condition existing as a result of a fire or other casualty, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment and permitting by the building department or other matters beyond Landlord's reasonable control, and subject to all other terms of this Article 11, restore the
                                                ----------
Buildings and such Common Areas to substantially the same condition as existed prior to the casualty, except for modifications required by zoning and building codes and other laws or by the holder of a mortgage on the Buildings or the Project. Notwithstanding any other provision of this Lease, upon the occurrence of any damage to the Premises, upon notice (the "Landlord Repair Notice") to Tenant from Landlord, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant's insurance required under Section 10.3 of this Lease covering Tenant Improvements
                         -------------
that are fixtures, and Landlord shall repair any injury or damage to the Tenant Improvements installed in the Premises and shall return such Tenant Improvements installed in the Premises and shall return such Tenant Improvements to their original condition; provided that if the cost of repair of Tenant Improvements not originally constructed by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant's insurance carrier, assigned by Tenant, the cost of such repairs shall be paid by Tenant to Landlord prior to Landlord's repair of the damage. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof; provided however, that if such fire or other casualty shall have damage the Premises or Common Areas necessary to Tenant's occupancy, and if such damage is not the result of the negligence or willful misconduct of Tenant or Tenant's employees, contractors, licensees, or invitees, Landlord shall allow Tenant a proportionate abatement of Rent, during the time and to the extent the Premises are unfit for occupancy for the purposes permitted under this Lease, and not occupied by Tenant as a result thereof; provided, further, if the Premises is damaged such that the remaining portion thereof is not sufficient to allow Tenant to conduct its business operations from such remaining portion and Tenant does not conduct its business operations therefrom, and if such damage is not the result of the negligence or willful misconduct of Tenant or any of the Tenant Parties, Landlord shall allow Tenant a total abatement of Rent during the time and to the extent the Premises are unfit for occupancy for the purposes permitted under this Lease, and not occupied by Tenant as a result of the subject damage. Since Tenant is carrying business interruption insurance, and Landlord is carrying rental-replacement insurance, and both parties shall carry earthquake insurance covering their respective interests in the Premises, Landlord and Tenant shall cooperate, each with the other, to minimize the impact of the casualty upon the other party. Further, in the event that Tenant requests Landlord to construct modified Tenant Improvements in any rebuilding, Landlord may condition its consent to such modifications on confirmation by Landlord's architect (which confirmation Landlord shall pursue in good faith) that the modifications will not increase the scope of work or the time necessary to complete the Tenant Improvements and may further condition its consent to Tenant's agreement to pay any excess costs caused by such modifications.

           11.2 Landlord and Tenant's Option to Terminate Lease. Notwithstanding
                -----------------------------------------------
the terms of Section 11.1 of this Lease, Landlord may elect not the rebuild
             ------------
and/or restore the Premises, the Buildings and/or the Project, and instead terminate this Lease by notifying Tenant in writing of

                                                                 CREEKSIDE PLAZA
                                 xvi                 TriNet Employer Group, Inc.

such termination within sixty (60) days after the date of damage, such notice to include a termination date giving Tenant ninety (90) days to vacate the Premises, but Landlord may so elect only if the Buildings or the Project shall be damaged by fire or other casualty or cause or be subject to a condition existing as a result of such a fire or other casualty or cause, whether or not the Premises are affected, and one or more of the following conditions is present: (i) repairs cannot reasonably be completed within one hundred eighty
(180) days of the date of damage (when such repairs are made without the payment of overtime or other premiums); (ii) the holder of any mortgage on the Buildings and/or the Project, or ground lessor with respect to the Project and/or the Buildings shall require that the insurance proceeds or any portion thereof be used to retire the mortgage debt: or (iii) the damage or condition arising as a result of such damage is not fully covered, except for deductible amounts, by Landlord's insurance policies; provided, however, that if Landlord does not elect to terminate this Lease pursuant to Landlord's termination right as provided above, and the repairs cannot be completed within two hundred ten (210) days after being commenced, Tenant may elect, no earlier than sixty (60) days after the date of the damage and not later than ninety (90) days after the date of such damage, to terminate this Lease by written notice to Landlord effective as of the date specified in the notice, which date shall not be less than thirty
(30) days nor more than sixty (60) days after the date of the damage. Tenant may request that Landlord inform Tenant of Landlord's reasonable opinion of the date of completion of the repairs and Landlord shall respond to such request with five (5) business days. Tenant's obligation to pay rent terminates the date of vacation of the Premises.

     11.3  Waiver of Statutory Provisions. The provisions of this Lease,
           ------------------------------
including this Article 1 1, constitute an express agreement between Landlord and
               -----------
Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Buildings, or the Project, and any statute or regulation of the State of California, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in affect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Buildings, or the Project.

     11.4  Damage Near End of Term. In the event that the Premises or the
           -----------------------
Buildings are destroyed or damaged to any substantial extent during the last eighteen (18) months of the Lease Term and, in the reasonable judgment of Landlord, the damage or destruction to the Premises or the Buildings cannot be repaired by the date which is six (6) months prior to the Lease Expiration Date, then notwithstanding anything contained in this Article 11, either Landlord or
                                                ----------
Tenant shall have the option to terminate this Lease by giving written notice to the other party of the exercise of such option with thirty (30) days after such damage or destruction, in which event this Lease shall cease and terminate as of the date of such notice, Tenant shall pay the Base Rent and Additional Rent, properly apportioned up to such date of damage, and both parties hereto shall thereafter be freed and discharged of all further obligations hereunder, except as provided for in provisions of this Lease which by their terms survive the expiration or earlier termination of the Lease Term. However, if Tenant has the right to extend the term of this Lease by exercising an option to do so under
Article 2, Tenant may exercise such option and avoid Landlord's right to terminate this Lease.

                                  Article 12


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                                   Nonwaiver

     No waiver of any provision of this Lease shall be implied by any failure of either party to enforce any remedy on account of the violation of such provision, even if such violation shall continue or be repeated subsequently, any waiver by a party of any provision of this Lease may only be in writing, and no express waiver shall affect any provision other than the one specified in such waiver and that one only for the time and in the manner specifically stated. No receipt of monies by a party after the termination of this Lease shall in any way alter the length of the Lease Term or of either party's right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given to either party prior to the receipt of such monies. It is agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment. No payment by Tenant or receipt or acceptance by Landlord of a lessor amount than the correct Rent due shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance, treat such partial payment as a default or pursue any other remedy provided in this Lease or at law. Further, it is agreed that Tenant may receive a payment from Landlord, and such payment shall not waive or otherwise affect Tenant's rights unless Tenant shall expressly so agree. Further, no endorsement or statement of any check or any letter accompanying any check or payment shall be deemed in a court and satisfaction, and Tenant may accept such check or payment without prejudice to Tenant's rights to recover the balance, treat such partial payment as a default or pursue any other remedy provided in this Lease or at law.

                                  Article 13

                                 Condemnation

     If twenty-five percent (25%) or more of the Premises, the Buildings, or the Project shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease upon ninety
(90) days' notice, provided such notice is given no later than one hundred eighty (180) days after the date of such taking, condemnation, reconfiguration, vacation, deed or other instrument. If any material portion of the Premises is taken, or if access to the Premises is substantially impaired, or parking areas allocated to Tenant are reduced by ten percent (10%) or more without comparable replacement parking, Tenant shall have the option to terminate this Lease upon ninety (90) days' notice, provided such notice is given no later than one hundred eighty (180) days after the date of such taking. Landlord shall be entitled to receive the entire award or payment in connection therewith, except that (i) Tenant shall be entitled to a portion of such award based upon the amount paid by Tenant for Tenant Improvements at the time of construction of the Buildings compared to the total amount paid by Landlord to acquire the Property and construct the Buildings and related common areas, and (ii) Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant's personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the terms of this Lease, and for moving expenses, so long as such claim does not

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                                 xviii               TriNet Employer Group, Inc.
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diminish the award available to Landlord, its ground lessor with respect to the
Buildings and/or the Project or its mortgagee, and such claim is payable separately to Tenant. All Rent shall be apportioned as of the date of such termination, or the date of such taking, whichever shall first occur. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.1230 of the California Code of Civil Procedure.

                                  Article 14

                           Assignment and Subletting

     14.1 Assignment by Tenant. Tenant may assign Tenant's interest in this
          --------------------
Lease to a third party so long as (i) Tenant remains fully liable and responsible for the obligations imposed by this Lease and (ii) Landlord consents to such assignment, with such consent not to be unreasonably withheld. If Tenant shall desire Landlord's consent to any assignment, Tenant shall notify Landlord in writing, which notice (the "Notice") shall include (i)the proposed effective date of the assignment, which shall not be less than thirty (30) days nor more than one hundred eighty ( 180) days after the date of delivery of the Notice,
(ii) all of the terms of the proposed assignment and the consideration therefor, including a calculation of the "Transfer Premium," as that term is defined in
Section 14.3, below, in connection with such assignment, the name and address of
------------
the proposed assignee, and a copy of all existing and/or proposed documentation pertaining to the proposed assignee, including all existing operative documents to be executed to evidence such assignment or the agreements incidental or related to such assignment, (iv) current financial statements of the proposed assignee certified by an officer, partner or owner thereof, and any other information required by Landlord, which will enable Landlord to determine the financial responsibility, character, and reputation of the proposed assignee, nature of such assignee's business and proposed use of the Subject Space, (v) an executed estoppel certificate from Tenant in the form attached hereto as Exhibit
                                                                         -------
E, and (vi) such other information as Landlord may reasonably require. Any
-
assignment made without Landlord's prior written consent shall, at Landlord's option, be null, void and of no effect, and shall, at Landlord's option, constitute a default by Tenant under Section 19.1.2 of this Lease. Whether or
                                     ---------------
not Landlord shall grant consent, Tenant shall pay Landlord's reasonable review and processing fees, as well as any reasonable legal fees incurred by Landlord, within thirty (30) days after written request by Landlord.

     14.2 Landlord's Consent. Landlord shall not unreasonably withhold its
          ------------------
consent to any proposed assignment of the Lease on the terms specified in the Notice. The parties hereby agree that it shall be deemed to be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed assignment where one or more of the following apply, without limitation as to other reasonable grounds for withholding consent:

          14.2.1 The assignee is of a character or reputation or engaged in a business which is not consistent with the quality of the Project;

          14.2.2 The assignee is either a governmental agency or instrumentality thereof (i) which is that of a foreign country, (ii) which is of a character or reputation, is engaged in a business, or is of, or is associated with, a political orientation or faction, which is inconsistent with the quality of the Project, or which would otherwise reasonably offend a landlord of a comparable

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building located in the vicinity of the Project, (iii) which is capable of exercising the power of eminent domain or condemnation, or (iv) which would significantly increase the human traffic in the Premises, the Buildings, and/or the Project:

          14.2.3 The assignee's intended use of the Premises is inconsistent with the Permitted Use; or

          14.2.4 The assignee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities involved under the Lease on the date consent is requested;

     Notwithstanding anything to the contrary in this Lease, if Tenant or any proposed assignee claims that Landlord has unreasonably withheld or delayed its consent under Section 14.2 or otherwise has breached or acted unreasonably under
              -------------
this Article 14, their sole remedies shall be declaratory judgment and an
     ----------
injunction for the relief sought without any monetary damages, and Tenant hereby waives any right at law or equity to terminate this Lease.

     14.3 Assignment Premium. If Landlord consents to an assignment as a
          ------------------
condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord fifty percent (50%) of any "Transfer Premium," as that term is defined in this Section 14.3, received by Tenant from such assignee. "Transfer
                ------------
Premium" shall mean all rent, additional rent or other consideration payable by such assignee in excess of the Rent and Additional Rent payable by Tenant under this Lease, on a per rentable square foot basis if less than all of the Premises is transferred, after deducting the reasonable expenses incurred by Tenant for
(i) any changes, alterations and improvements to the Premises in connection with the assignment, (ii) any brokerage commissions in connection with the assignment, and (iii) any costs to buy-out or takeover the previous lease of an assignee. "Transfer Premium" shall also include, but not be limited to, key money and bonus money paid by assignee to Tenant in connection with such assignment, and any payment in excess of fair market value for services rendered by Tenant to assignee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to assignee in connection with such assignment. In the calculations of the Rent, the Rent paid during each annual period shall be computed after adjusting such rent to the actual effective rent to be paid, taking into consideration any and all leasehold concessions granted in connection therewith, including, but not limited to, any rent credit and tenant improvement allowance. For purposes of calculating any such effective rent, all such concessions shall be amortized on a straight-line basis over the relevant term.

     14.4 Landlord's Option as to Subject Space. Notwithstanding anything to the
          -------------------------------------
contrary contained in this Article 14, Landlord shall have the option, by giving
                           ----------
written notice to Tenant within thirty (30) days after receipt of any Transfer Notice which notifies Landlord that Tenant no longer occupies any portion of the Buildings. to (i) recapture the Premises, or (ii) take an assignment from Tenant. The Landlord shall have such rights only if Tenant no longer occupies a significant part of both Buildings A and C. Such recapture, or sublease or assignment notice shall cancel and terminate the Lease, or create a sublease or assignment, as the case may be, with respect to the Buildings as of the date stated in the Transfer Notice as the effective date of the proposed Transfer until the last day of the term of the Transfer as set forth in the Transfer Notice. In the event of a recapture by Landlord, if this Lease shall be canceled.

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

     14.5 Non-Transfers. Notwithstanding anything to the contrary contained in
          -------------
this Lease, neither (i) an assignment to a transferee of all or substantially all of the assets of Tenant, (ii) an assignment of the Premises to a transferee which is the resulting entity of a merger of consolidation of Tenant with another entity, nor (iii) an assignment or subletting of all or a portion of the Premises to an affiliate of Tenant (an entity which is controlled by, controls, or is under common control with, Tenant). shall be deemed a Transfer under
Article 14 of this Lease, provided that Tenant notifies Landlord of any such
-----------
assignment or sublease and promptly supplies Landlord with any documents or information reasonably requested by Landlord regarding such transfer or transferee as set forth in items (i) through (iii) above, that such transferee or affiliate shall have a net worth at least equal to the net worth of Tenant immediately prior to such assignment.

     14.6 Subleases. Tenant may sublease portions of the Buildings without
          ---------
Landlord's consent provided the sublease and sublessee meet the criteria set forth in Section 14.2 hereof. Tenant shall supply to Landlord copies of all
         -------------
subleases entered into by Tenant with third parties. If Tenant subleases all or substantially all of the Premises, a sublease shall be considered an assignment subject to the requirements of Sections 14.1-14.3 of this Lease.
                               -------------------

                                  Article 15

               Surrender of Premises; Removal of Trade Fixtures

     15.1 Surrender of Premises. No act or thing done by Landlord or any agent
          ---------------------
or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in a writing signed by Landlord. The delivery of keys to the Premises to Landlord or and agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord, exercised by written notice to all subtenants within ten
(10) days from the surrender or termination shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises.

     15.2 Removal of Tenant Property by Tenant. All articles of personal
          ------------------------------------
property and all business and trade fixtures, machinery and equipment, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises, which items are not a part of the Tenant Improvements installed in the Premises, shall remain the property of Tenant, and may be removed by Tenant at any time during the Lease Term as long as Tenant is not in default under this Lease with any applicable cure period having expired. Upon the expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 15, quit and surrender possession of the
                          --------
Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or Tenant. reasonable wear and tear and repairs which are specifically made the responsibility of Landlord hereunder excepted. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, and such items of furniture, equipment, free-standing cabinet work, and other articles of personal property owned by Tenant or

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                                 xxi                 TriNet Employer Group, Inc.

installed or placed by Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant, as Landlord may require to be removed, and Tenant shall repair at its own expense all damage to the Premises and the Buildings resulting from such removal.

                                  Article 16

                                 Holding Over

     If Tenant holds over after the expiration of the Lease Term hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term. If the holding over is without Landlord's consent. Rent shall be payable at a monthly rate equal to one hundred twenty-five percent (125%) of the Rent applicable during the last rental period of the Lease Term under this Lease. Such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein. Nothing contained in this Article
                                                                         -------
16 shall be construed as consent by Landlord to any holding over by Tenant, and
---
Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Article 16 shall not be
                                                        ----------
deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. Tenant acknowledges that if Tenant holds over without Landlord's consent, such holding over may compromise or otherwise affect Landlord's ability to enter into new leases with prospective tenants regarding the Premises. Therefore, if Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender, and any losses suffered by Landlord, including lost profits, resulting from such failure to surrender.

                                  Article 17

                             Estoppel Certificates

     17.1 Landlord's Right. Within ten (10) days following a request in writing
          ----------------
by Landlord, Tenant shall execute and deliver to Landlord an estoppel certificate, which shall be in commercially reasonable form, including such form as may be required by any prospective mortgagee or purchaser of the Buildings, the Project, or any portion thereof, indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information reasonably requested by Landlord or Landlord's mortgagee or prospective mortgagee or purchasers. Tenant shall execute and deliver whatever other instruments may be reasonably required for such purposes. At any time during the Lease Term, Landlord may require tenant to provide Landlord with a current financial statement and financial statements of the two (2) years prior to the current financial statement year. Such statements shall be prepared in accordance with general accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.

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                                 xxii                TriNet Employer Group, Inc.

     17.2 Tenant's Right. Within ten (10) days following a request in writing by
          --------------
Tenant, Landlord shall execute and deliver to Tenant an estoppel certificate containing any information reasonably requested by Tenant or Tenant's prospective tenant or purchaser. Landlord shall execute and deliver whatever other documents may be reasonably required for such purposes.

                                  Article 18

                                 Subordination

     This Lease is subject and subordinate to the lien of any mortgages or trust deeds, now or hereafter in force against the Project and/or the Buildings, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages or trust deeds, require in writing that this Lease be superior thereto. In consideration of, and as a condition precedent to, Tenant's agreement to permit its interest pursuant to this Lease to be subordinated to the lien of any first trust deed, and to any renewals, extensions, modifications, consolidations and replacements thereof, Landlord shall deliver to Tenant a commercially reasonable nondisturbance agreement executed by the holder of such trust deed. Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage, to attorn, without any deductions or set-offs other than those expressly authorized by this Lease, to the purchaser upon any such foreclosure sale if so requested to do so by such purchaser, and to recognize such purchaser as the lessor under this Lease. Tenant shall, within fifteen (15) days of request by Landlord, execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such mortgages or trust deeds, including the Attornment and Nondisturbance Agreement attached hereto as Exhibit
F. Further, this Lease shall be subject and subordinate to any future ground lease or underlying lease of the Project and/or the Buildings by Landlord to a third party. As a condition precedent to Tenant's agreement to permit its interest under this Lease to be subordinated to such future leases, Landlord shall deliver to Tenant a commercially reasonable nondisturbance agreement executed by the landlord under such leases confirming Tenant's right to remain in the Premises so long as Tenant performs its obligations under this Lease.

                                  Article 19

                              Defaults: Remedies

     19.1 Defaults. The occurrence of any of the following shall constitute a
          --------
default of this Lease by Tenant:

          19.1.1 Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof, within ten (10) calendar days of notice that the same is overdue, which notice shall be in lieu of any notice required under California Code of Civil Procedure Section 1161 or any similar or successor law; or

          19.1.2 Any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure

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continues for thirty (30) days after written notice thereof from Landlord to
Tenant; provided however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure
Section 1 161 or any similar or successor law; and provided further that if the nature of such default is such that the same cannot reasonably be cured within a thirty (30) day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure said default, as soon as possible; or

          19.1.3 To the extent permitted by law, a general assignment by Tenant or any guarantor of the Lease for the benefit of creditors, or the taking of any corporate action in furtherance of bankruptcy or dissolution whether or not there exists any proceeding under an insolvency or bankruptcy law, or the filing by or against Tenant or any guarantor of any proceeding under an insolvency or bankruptcy law, unless in the case of a proceeding filed against Tenant or any guarantor the same is dismissed within sixty (60) days, or the appointment of a trustee or receiver to take possession of all or substantially all of the assets of Tenant or any guarantor, unless possession is restored to Tenant or such guarantor within thirty (30) days, or any execution or other judicially authorized seizure of all or substantially all of Tenant's assets located upon the Premises or of Tenant's interest in this Lease, unless such seizure is discharged within thirty (30) days; or

          19.1.4 Abandonment of the Premises by Tenant, provided however that Tenant may leave the Premises vacant so long as Tenant observes all the terms and conditions of this Lease.

     19.2 Remedies Upon Default. Upon the occurrence of a default by Tenant,
          -----------------------
Landlord shall have, in addition to any other remedies available to Landlord at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

          19.2.1 Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following:

                  a. The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

                  b. The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                  c. The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

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                   d.    Any other amount necessary to compensate Landlord for
all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, brokerage commissions and advertising expenses incurred, expenses or remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use. and any special concessions made to obtain a new tenant; and

                   e. At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

     The term "rent" as used in this Section 19.2 shall be deemed to be and to
                                     -------------
mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Paragraphs 19.2.1(i) and (ii), above, the "worth at the time of award" shall be computed by allowing interest at the rate set forth in Article 25 of this Lease, but in no
                                           -----------
case greater than the maximum amount of such interest permitted by law. As used in Paragraph 19.2.1(iii) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

          19.2.2 Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover Rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant , Landlord may, from time to time, without terminating this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

     19.3 Subleases of Tenant. Whether or not Landlord elects to terminate this
          -------------------
Lease on account of any default by Tenant, as set forth in this Article 19,
                                                                ----------
Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. In the event of Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

     19.4 Form of Payment After Default. Following the occurrence of a monetary
          -----------------------------
default by Tenant, Landlord shall have the right to require that any or all subsequent amounts paid by Tenant to Landlord hereunder, whether in the cure of the default in question or otherwise, be paid in the form of money order, cashier's or certified check drawn on an institution acceptable to Landlord, or by other means approved by Landlord, notwithstanding any prior practice of accepting payments in any different form.

     19.5 Efforts to Relet. For the purposes of this Article 19, Tenant's right
          ----------------                           ----------
to possession shall not be deemed to have been terminated by efforts of Landlord to relet the Premises, by its acts of maintenance or preservation with respect to the Premises, or by appointment of a receiver

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

to protect Landlord's interests hereunder. The foregoing enumeration is not exhaustive, but merely illustrative of acts which may be performed by Landlord without terminating Tenant's right to possession.

     19.6 Landlord's Default. If Landlord should be in default in the
          ------------------
performance of any of its obligations under this Lease, which default continues for a period of more than thirty (30) days after receipt of written notice from Tenant specifying such default, or if such default is of a nature to require more than thirty (30) days to remedy and continues beyond the time reasonably necessary to cure, Tenant may incur reasonable expenses necessary to perform the obligations of Landlord specified in such notice and be entitled to recover from Landlord such expenses within fifteen (15) days following receipt by Landlord of Tenant's demand therefor.

                                  Article 20

                                Attorneys' Fees

     If either party commences litigation against the other arising out of or in connection with this Lease, including but not limited to litigation, for the specific performance of this Lease, for damages for the breach hereof or otherwise for enforcement of any remedy hereunder, the parties hereto agree to and hereby do waive any right to a trial by jury and, in the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred. The prevailing party shall be determined under Civil Code Section 1717(b)(1) or any successor statute.

                                  Article 21

                               Security Deposit


                                                                 CREEKSIDE PLAZA
                                 xxvi                TriNet Employer Group, Inc.

     Upon the Lease Commencement Date, Tenant shall deposit with Landlord a security deposit (the "Security Deposit") in the amount set forth in Section 10
                                                                     ----------
of the Summary. The Security Deposit shall be in cash or an irrevocable, unconditional letter of credit issued by a reputable bank in favor of Landlord. The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of all the term, covenants, and conditions of this Lease to be kept and performed by Tenant during the Lease Term. If Tenant defaults with respect to any provisions of this Lease, including, but not limited to, the provisions relating to the payment of Rent, Landlord may, but shall not be required to, use, apply or retain all or any part of the Security Deposit for the payment of any Rent or any other sum in default, or for the payment of any amount that Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage that Landlord may suffer by reason of Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount, and Tenant's failure to do so shall be a default under this Lease. If Tenant shall fully and faithfully
                                        ------------------------------------
perform its obligations under this Lease, the Security Deposit, or any balance
------------------------------------------------------ -----------------------
thereof, may be applied to the Rent due for the thirty-sixth (36/th/) month of
------------------------------------------------------------------------------
the Lease Term, or if not so applied, shall be returned to Tenant, or at
------------------------------------------------------------------------
Landlord's option, to the last assignee of Tenant's interest hereunder, within
------------------------------------------------------------------------------
sixty (60) days following the expiration of the Lease Term.  Tenant shall not be
--------------------------------------------------------------------------------
entitled to any interest on the Security Deposit.  Tenant hereby waives the
------------------------------------------------
provisions of Section 1950.7 of the California Civil Code, and all other provisions of law, now or hereafter in force, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the act or omission of Tenant or any officer, employee, agent or invitee of Tenant.

                                  Article 22

                                     Signs

     22.1 Signage Rights. Tenant and any subtenant or assignee shall have the
          --------------
right to place signs containing its name in such number and at such places on the Buildings as the City of San Leandro shall permit and as Landlord may consent to, with Landlord's consent not to be unreasonably withheld. All signs are to be in keeping with the quality, design and style of the Buildings and the Project. Interior signage is at Tenant's cost, and Landlord's consent is not required unless such signage is visible from the exterior.

     22.2 Prohibited Signage and Other Items. Any signs, notices, logos,
          ----------------------------------
pictures, names or advertisements which are installed and that have not been individually approved by Landlord may be removed upon ten (10) days' notice by Landlord at the sole expense of Tenant. Tenant may not install any signs on the Common Areas of the Project. Any signs, window coverings, or blinds (even if the same are located behind the Landlord approved window coverings for the Buildings), or other items visible from the exterior of the Premises or the Buildings are subject to the prior written approval of Landlord.

                                  Article 23



                                                                CREEKSIDE PLAZA
                                 xxvii               TriNet Employer Group, Inc.

                              Compliance with Law

     Tenant shall not do anything or suffer anything to be done in or about the Premises or the Project which will in any way conflict with any law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated. Should any standard or regulation now or hereafter be imposed on the use of the Buildings, the Tenant Improvements or Alterations made by Tenant by a state, federal or local governmental body charged with the establishment, regulation and enforcement of occupational, health or safety standards for employers, employees, landlords or tenants, then Tenant agrees, at its sole cost and expense, to comply promptly with such standards or regulations as apply to the use of the Premises for general office purposes. Tenant shall be responsible, at its sole cost and expense, to make all alterations to the Premises as are required to comply with the governmental rules, regulations, requirements or standards described in this Article 23. The
                                                                ----------
judgment of any court of competent jurisdiction or the admission of Tenant in any judicial action, regardless of whether Landlord is a party thereto, that Tenant has violated any of said governmental measures, shall be conclusive of that fact as between Landlord and Tenant.

                                  Article 24

                                 Late Charges

     If any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days (or such lesser period as Landlord's first trust deed lender may require) after said amount is due, then Tenant shall pay to Landlord a late charge equal to five percent (5%) of the overdue amount, plus any attorneys' fees incurred by Landlord by reason of Tenant's failure to pay Rent and/or other charges when due hereunder. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner. In addition to the late charge described above, any Rent and other amounts owing hereunder (other than late charges) which are not paid on or before the date they are due shall thereafter bear interest until paid at a rate per annum equal to twelve percent (12%) per annum, provided that in no case shall such rate be higher than the highest rate permitted by applicable law.

                                  Article 25

             Landlord's Right to Cure Default; Payments By Tenant

     25.1 Landlord's Cure. All covenants and agreements to be kept or performed
          ---------------
by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction of Rent. If Tenant shall fail to perform any of its obligations under this Lease, within a reasonable time after such performance is required by the terms of this Lease, Landlord may, but shall not be obligated to, after reasonable prior notice to Tenant as required by this Lease, make any such payment or perform any such act on Tenant's part without waiving its right based upon any default of Tenant and without releasing Tenant from any obligations hereunder.

                                                                 CREEKSIDE PLAZA
                                 xxviii              TriNet Employer Group, Inc.

     25.2 Tenant's Reimbursement. Except as may be specifically provided to the
          ----------------------
contrary in this Lease, Tenant shall pay to Landlord, within fifteen (15) days after delivery by Landlord to Tenant of statements therefor: (i) sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with the remedying by Landlord of Tenant's defaults pursuant to the provisions of Section 25.1; (ii) sums equal to all losses, costs, liabilities, damages and
   ------------
expenses referred to in Article 10 of this Lease; and (iii) sums equal to all
                        -----------
expenditures made and obligations incurred by Landlord in collecting or attempting to collect the Rent or in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law, including, without limitation, all legal fees and other amounts so expended. Tenant's obligations under this Section 25.2 shall survive the expiration or sooner termination of
           -------------
the Lease Term.

                                  Article 26

                               Entry by Landlord

     Landlord reserves the right at all reasonable times and upon two (2) days' advance written notice (which may be by facsimile) to the Tenant to enter the Premises during normal business hours to (i) inspect them; (ii) show the Premises to prospective purchasers, mortgagees or ground or underlying lessors, or, during the last six (6) months of the Lease Term, prospective tenants; (iii) post notices of nonresponsibility; or (iv) alter, improve or repair the Premises, the Buildings, or the Project at any time if necessary to comply with current building codes or other applicable laws or for structural alterations, repairs, or improvements to the Buildings or the Project. Landlord recognizes that Tenant will have security systems in place and will give as much advance notice of the need to enter as is reasonably possible. Notwithstanding anything to the contrary contained in this Article 26, Landlord may enter the Premises at
                                  ----------
any time to (A) perform services required of Landlord; (B) take possession due to any breach of this Lease in the manner provided herein; and (C) perform any covenants of Tenant which Tenant fails to perform. Landlord may make any such entries without the abatement of Rent and may take such steps as required to accomplish the stated purposes; provided, however, that any such entry shall be accomplished as expeditiously as reasonably possible. Tenant hereby waives any claims for damages or for any injuries or inconvenience to or interference with Tenant's business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises, excluding Tenant's vaults, safes and special security areas designated in advance by Tenant. In an emergency, Landlord shall have the right to use any means that Landlord may deem proper to open the doors in and to the Premises. Any entry into the Premises by Landlord in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises. Notwithstanding anything to the contrary, Landlord shall, to the extent practicable, exercise its rights under this Article 26 at such times
                                                       -----------
and in such manner as to minimize the impact upon Tenant's business in and occupancy of the Premises. If Landlord makes an emergency entry into the Premises but no authorized representative of Tenant is present, Landlord shall provide immediate telephone notice to Tenant and shall take reasonable steps to secure the Premises until a representative of Tenant arises at the Premises.

                                                                 CREEKSIDE PLAZA
                                 xxix                TriNet Employer Group, Inc.

                                  Article 27

                                Tenant Parking

     27.1 Parking Rights. Throughout the Lease term, Tenant shall have the
          --------------
exclusive use of 460 allocated parking spaces. The area of such allocated parking spaces is marked on the portion of Exhibit A showing parking for the
                                           ---------
Such allocated parking is included in the Base Rent paid by Tenant, and no additional rent is payable by Tenant for parking or the gate or key systems used to regulate parking. In addition, Tenant shall have nonexclusive parking rights in all parking areas serving the Buildings. Landlord represents and warrants that the parking granted to Tenant under this Article 27 will be available to
                                              ----------
Tenant continuously for the Lease Term. Tenant shall have the right to use its parking twenty-four (24) hours per day, seven (7) days per week, including holidays.

     27.2 Temporary Parking Rights. Upon execution of this Lease, Tenant may
          --------------------------
request the City of San Leandro to allow Tenant's use of the Project land for temporary parking for Tenant's employees. Landlord shall support such request. Landlord may provide for Tenant's use from time to time during construction areas of the Property for use as temporary parking but only if such does not hinder the efficient construction of the Buildings and the Common Areas. Landlord shall provide the parking area without charge, except Tenant shall pay for any costs associated with preparing such area for parking use that are incurred solely as a result of Tenant's use of the area for temporary parking.

                                  Article 28

                           Miscellaneous Provisions

     28.1 Binding Effect. Each of the provisions of this Lease shall extend to
          --------------
and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 14 of this Lease.
              -----------

     28.2 Intentionally left blank.

     28.3 Modification of Lease. Landlord shall have ninety (90) days after
          ---------------------
execution of this Lease to submit it to prospective mortgagees for the Buildings or the Projects and request such mortgagees to state the modification or modifications of this Lease, which modification or modifications will not cause an increased cost or expense to Tenant or in any other way materially and adversely change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees not to unreasonably withhold its consent to such modifications. Landlord shall pay Tenant's legal fees for the review of modifications requested by the mortgagee. A Memorandum of Lease shall be recorded containing, among other customary provisions, the names of the parties, a description of the Premises and the Lease Term, a summary of Tenant's right to purchase and Tenant's parking rights. Tenant agrees to execute such short form of Lease and to delivery the same to Landlord within ten (10) days following the request therefor.

                                                                 CREEKSIDE PLAZA
                                 xxx                 TriNet Employer Group, Inc.

     28.4 Transfer of Landlord's Interest. Tenant acknowledges that Landlord has
          -------------------------------
the right to transfer all or any portion of its interest in the Project and/or the Buildings and in this Lease. Tenant agrees that in the event of a transfer of all of Landlords interest in the Project and a transfer of the Security Deposit to a bona fide purchaser similar in net worth to the Landlord or to other office building owners in the East Bay Area, Landlord shall automatically be released from all liability thereafter accruing under this Lease and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder after the date of transfer. Tenant further acknowledges that Landlord may assign its interest in this Lease to a mortgage lender as additional security and agrees that such an assignment shall not release Landlord from its obligations hereunder and that Tenant shall continue to look to Landlord for the performance of its obligations hereunder.

     28.5 Prohibition Against Recording. Except as provided in Section 28.3 of
          -----------------------------                        -------------
this Lease, neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Landlord or Tenant or by anyone acting through, under or on behalf of Landlord or Tenant, and the recording thereof in violation of this provision shall make this Lease null and void at the election of the nonrecording party.

     28.6 Captions. The captions of Articles and Sections are for convenience
          --------
only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections.

     28.7 Relationship of Parties. Nothing contained in this Lease shall be
          -----------------------
deemed or construed by the parties hereto or by any third party to create the relationship or principal and agent, partnership, joint venturer or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of Rent nor any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

     28.8 Time of Essence. Time is of the essence of this Lease and each or its
          ---------------
provisions.

     28.9 Partial Invalidity. If any term, provision or condition contained in
          ------------------
this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law, unless an essential purpose of this Lease would be defeated by loss of the invalid or unenforceable provision.

     28.10     Landlord Exculpation. It is expressly understood and agreed that
               --------------------
               notwithstanding anything in this Lease to the contrary, and notwithstanding any applicable law to the contrary, the liability of Landlord and the Landlord Parties hereunder (including any successor landlord) and any recourse by Tenant against Landlord or the Landlord Parties shall be limited solely and exclusively to the interest of Landlord in the Buildings, and neither Landlord nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant.

                                                                 CREEKSIDE PLAZA
                                 xxxi                TriNet Employer Group, Inc.

     28.11 Entire Agreement. It is understood and acknowledged that there are no
           ----------------
oral agreements between the parties hereto affecting this Lease and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed with respect to the subject matter thereof. This Lease, the exhibits and schedules attached hereto, and any side letter or separate agreement executed by Landlord and Tenant in connection with this Lease and dated of even date herewith contain all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Premises, shall be considered to be the only agreement between the parties hereto and their representatives and agents, and none of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto.

     28.12 Intentionally left blank

     28.13 Force Majeure. Any prevention, delay or stoppage due to strikes,
           -------------
lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform (collectively, the "Force Majeure"), except with respect to the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease, and except as to Tenant's obligations under Articles 5 and 24 of this Lease notwithstanding anything to
                  -----------------
the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of any obligation of either party, that time period shall be extended by the period of any delay in such party's performance caused by a Force Majeure.

     28.14 Notices. All notices, demands, statements, approvals or
           -------
communications (collectively, "Notices") given or required to be given by either party to the other hereunder shall be in writing, shall be sent by United States certified or registered mail, postage prepaid, return receipt requested, or delivered personally (i) to Tenant at the appropriate address et forth in
Section 5 of the Summary, or to such other place as Tenant may from time to time
---------
designate in a Notice to Landlord; or (ii) to Landlord at the addresses set forth in Section 3 of the Summary, or to such other firm or to such other place
         ---------
as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given on the date three (3) days from the date it is mailed as provided in this Section 29.14 or upon the date personal delivery is made or
                 -------------
rejected. If Tenant is notified in writing of the identity and address of Landlord's mortgagee or ground or underlying lessor, Tenant shall give to such mortgagee or ground or underlying lessor written notice of any default by Landlord under the terms of this Lease by registered or certified mail, and such mortgagee or ground or underlying lessor shall have the right to cure such default within the same time given to Landlord to cure the default.

     28.15 Intentionally left blank

     28.16 Joint and Several. If there is more than one Tenant, the obligations
           -----------------
imposed upon Tenant under this Lease shall be joint and several.

     28.17 Authority. If either party is a corporation, a partnership or other
           ---------
entity, each individual executing this Lease on behalf of such party hereby represents and warrants that the

                                                                 CREEKSIDE PLAZA
                                 xxxii               TriNet Employer Group, Inc.

entity is a duly formed and existing entity qualified to do business in California and that such party has full right and authority to execute and deliver this Lease and that each person signing on behalf of such party is authorized to do so.

     28.18 Governing Law. This Lease shall be construed and enforced in
           -------------
accordance with the laws of the State of California.

     28.19 Submission of Lease. Intentionally left blank.
           -------------------

     28.20 Brokers. Landlord and Tenant hereby warrant to each other that they
           -------
have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in Section 12 of the Summary and Landlord's designated representative
             ----------
(the "Brokers"), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Landlord shall pay the brokerage commissions owing to the Brokers in connection with the transaction contemplated by this Lease pursuant to the terms of a separate written agreement between Landlord and the Brokers. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims. demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent other than the Brokers. The terms of this Section 29.20 shall
                                                          --------------
survive the expiration or earlier termination of the Lease Term.

     28.21 Independent Covenants. This Lease shall be construed as though the
           ---------------------
covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord's expense or to any setoff of the Rent or other amounts owing hereunder against Landlord; provided, however, that the foregoing shall in now way impair the right of Tenant to commence a separate action against Landlord for any violation by Landlord of the provisions hereof so long as notice is first given to Landlord and any holder of a mortgage or deed of trust covering the Buildings, the Project, or any portion thereof, of whose address Tenant has theretofore been notified, and an opportunity is granted to Landlord and such holder to correct such violations as provided above.

     28.22 Intentionally left blank.

     28.23 Transportation Management. Tenant shall fully comply with all
           -------------------------
present or future compulsory programs imposed by any public authority intended to manage parking, transportation or traffic in and around the Project, the Buildings, and/or the Adjacent Project, and in connection therewith, Tenant shall take responsible action for the transportation planning and management of all employees located at the Premises by working directly with Landlord, any governmental transportation management organization or any other transportation-related committees or entities. Such programs may include. without limitation;
(i) restrictions on the number of peak-hour vehicle trips generated by Tenant;
(ii) encouragement of increased vehicle occupancy, (iii) implementation of an in-house or area ride-sharing program and an employee transportation

                                                                 CREEKSIDE PLAZA
                                 xxxiii              TriNet Employer Group, Inc.

coordinator; (iv) working with employees and any project, building or area-wide ride-sharing program manager; and (v) utilizing flexible work shifts for employees.

     28.24   No Discrimination. Each party covenants by and for itself, its
             -----------------
heirs, executors, administrators and assigns, and all persons claiming under or through such party, and this Lease is made and accepted upon and subject to the following conditions: that there shall be no discrimination against or segregation of any person or group of persons, on account of race, color, creed, sex, religion, marital status, ancestry or national origin in the leasing, subleasing, transferring, use, or enjoyment of the Premises, nor shall either party, or any person claiming under or through such party, establish or permit such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy, of tenants, lessees, sublessees, subtenants or vendees in the Premises.

     28.25   Intentionally left blank

     28.26   Intentionally left blank.

     28.27   Intentionally left blank.

     28.28   Landlord's Representation and Warranties. Landlord hereby
             ----------------------------------------
represents and warrants that:

             28.28.1 Landlord has full right and lawful authority to enter into and perform Landlord's obligations under the Lease; and, that Landlord has good and marketable title to the Project and to the Premises;

             28.28.2 To the best knowledge of Landlord, there are no physical or legal conditions and/or impediments, laws, statutes, codes, rules or ordinances affecting the Project or the Premises that would now, or in the future, have the effect of impairing or prohibiting Tenant's intended use of the Premises. Such referenced conditions include, but are not limited to, rights of any other party to the use or occupancy of the Premises, enacted, pending or proposed condemnation proceedings, zoning ordinances and current or proposed plans to alter access to the Premises or the Project from surrounding public thoroughfare or private access ways;

             28.28.3 Landlord represents and warrants that, to the best of its knowledge, there is no lien or encumbrance on the Project or the Premises (herein referred to as "Encumbrances") which contains any restriction on use, ingress or egress, or otherwise contains any provision that would restrict the intended use of the Premises by Tenant. Tenant shall have no liability for the violation of any term or condition of the Encumbrances or any of them or any default thereunder by Landlord or any owner, developer, other tenant, subtenant, occupant or permittee of the Project other than Tenant.

     28.29   Hazardous Materials. Landlord hereby holds Tenant harmless from,
             -------------------
and indemnifies and agrees to defend Tenant against, all present and future claims, demands, suits, legal and administrative proceedings, from any and all liability for damages, losses, costs, liabilities, fees and expenses (including reasonable attorneys' fees), present and future, arising out of or in any way connected with any condition of environmental contamination on, about or

                                                                CREEKSIDE PLAZA
                               xxxiv                TriNet Employer Group, Inc.

beneath the Premises, or the existence of hazardous materials in any state on, about, or beneath the Premises caused by Landlord, a previous owner of the Project or a previous or the current owner of the land underlying the Project, or by a prior or another tenant to the Project.

     28.30  Hazardous Materials. Landlord hereby represents and warrants that,
            -------------------
to the Landlord's actual knowledge, the Premises is not, and as of the date that Tenant takes possession of the Premises ("Possession Date"), will not be, in violation of any federal, state or local law, regulation or ordinance relating to industrial hygiene or which govern Hazardous Materials and/or environmental conditions in, on, under or about the Premises, including but not limited to air quality, and surface and subsurface soil and water conditions (individually and collectively, "Environmental Regulations"). Landlord further represents and warrants that as of the Possession Date, the Premises do not contain any Hazardous material, and Landlord's work in the Premises shall not incorporate into the Premises any material containing Hazardous Materials. Any and all work performed by Landlord on the Premises from and after the Possession Date shall be free of all Hazardous Materials and shall be in compliance with all Environmental Regulations. In the event that the presence of any Hazardous Material is detected on the Premises in violation of any Environmental Regulation (i) prior to the Possession Date, or (ii) at any time during the term hereof as a part of or as a result of work by Landlord on/in the Premises, then in such event Landlord shall contain, remove, detoxify and/or remediate such Hazardous Material in compliance with all applicable Environmental Regulations (the "remedial work"). All such remedial work shall be performed by Landlord at Landlord's expense. In the event that such remedial work shall be performed prior to Tenant opening for business, Tenant's obligation to open shall be delayed until such remedial work is completed. In the event that such remedial work is performed subsequent to Tenant opening for business, Tenant's obligation to pay Base Rent shall be abated in direct proportion to the extent Tenant is unable to conduct its business upon the Premises as a result of such remedial work being necessary or while such remedial work is being performed. Landlord hereby agrees to indemnify and hold harmless Tenant, its directors, officers, employees and agents (the "Tenant Indemnitees") from and against any and all liability, including without limitation, all costs of defense and the cost of any required or necessary remedial work and/or repair, claimed, threatened or asserted against any Tenant Indemnitee arising out of the use, generation, transportation, storage, release or disposal of Hazardous Materials (a "Release") on or about the Premises which Release is a result of Landlord's work in the Premises or which occurred prior to the Possession Date.

     28.31 "Hazardous Materials" as used herein shall include asbestos, petroleum fuel and products, Polychlorinated biphenyls (PCBs) and substances or compounds containing PCBs, and hazardous, toxic and radioactive substances, materials or wastes which are or become regulated by any local governmental authority, the State of California or the United States Government, including but not limited to:

            28.31.1 Any "hazardous substance" as that term is defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (CERCLA) (42 United States Code Sections 9601-9675);

            28.31.2 "Hazardous waste" as that term is defined in the Resource Conservation and Recovery Act of 1976 (RCRA) (42 United States Code Sections 6901-6992k); and

                                                                CREEKSIDE PLAZA
                                     xxxv            TriNet Employer Group, Inc.

            28.31.3 Any pollutant, contaminant or hazardous, dangerous or toxic chemical, material or substance, within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders imposing liability or standards of conduct concerning any hazardous, dangerous or toxic waste, substance or material, now or hereafter in effect).

     28.32  Right of First Refusal to Lease. In further consideration of the
            -------------------------------
rent, covenants and conditions to be paid, performed and observed by Tenant, Landlord hereby grants to Tenant a right of first refusal to lease unleased space in the Project as it becomes available, either as a result of the existence of vacant space in Building B or vacation of space in Building B by existing tenants (collectively, the "Additional Space"). In the event Landlord receives a bona fide offer from a third party to lease the Additional Space which is acceptable to Landlord, Landlord shall promptly notify Tenant in writing of the offer, including the amount of rent offered and other terms and conditions of the offer. Tenant shall have five (5) business days within which to notify Landlord in writing whether Tenant agrees to lease the additional space at the amount of rent and on the same terms and conditions as the third-party offer. In the event Tenant elects to lease the Additional Space, the lease of the Additional Space shall be subject to the same terms and conditions as the third-party offer, including but not limited to amount of rent, term and commencement date. In the event Tenant fails to give written notice of its election to lease the Additional Space within the time required under this
Section 28.32, Landlord shall be free to accept the bona fide offer and lease
-------------
the Additional Space to the third-party offeror. If the third party lease is at net rent that is less than ninety-five percent (95%) of the net rent offered to Tenant, Landlord must reoffer the space to Tenant at the lower net rent, and Tenant must accept or reject such offer as soon as possible, but in any event within three (3) business days. If the Additional Space subsequently becomes available again during the Lease term, Tenant shall have the same right of first refusal granted herein within respect to a bona fide offer to lease the Additional Space by a subsequent third-party offeror. Further, if and when Landlord constructs Building B of the Project, Landlord may satisfy this right of first refusal to lease by notifying Tenant of the expected date of completion of the Building and the terms and conditions that Landlord intends to lease some or all of Building B. Tenant shall have thirty (30) days within which to express interest in and commence negotiations regarding leasing some or all of Building
B. If negotiations between Landlord and Tenant do not result in the execution of a lease, Landlord shall have the right to pursue tenants for Building B and prelease the Building before or during construction without being required to once again present the opportunity to lease to Tenant. However, if any such lease or prelease is at net rent which is less than ninety-five percent (95%) of the net rent offered to Tenant, Landlord must reoffer the space to Tenant at the lower net rent, and Tenant must accept or reject such offer as soon as possible, but in any event within three (3) business days.

     28.33  Tenant's Right of First Refusal to Purchase Building.
            ----------------------------------------------------

            28.33.1 Landlord agrees that Landlord shall not sell the Premises during the term of this Lease except subject to the Lease. Landlord further agrees it will not sell the Premises to any person until Landlord has given to Tenant notice in writing of its intent to sell, specifying the price and terms and the contemplated sale. Within ninety (90) days after Landlord gives Tenant written notice of Landlord's intent to sell, Tenant shall have the right to purchase the Premises at the same price and on the same terms and conditions set forth in Landlord's written notice of intent to sell, except that the initial deposit shall be one percent (1%) of the purchase price, and

                                                                 CREEKSIDE PLAZA
                                     xxxvi           TriNet Employer Group, Inc.

Tenant shall have sixty (60) days within which to elect not to purchase because it cannot obtain satisfactory financing. To exercise its option, Tenant must, within the same ninety (90) day period, deposit in escrow with any escrow company in San Leandro, California, all monies and instruments required by the terms of Landlord's notice of intent to sell to be paid or delivered to Landlord to open escrow and shall also give Landlord written notice of the deposit. Tenant must then complete the purchase on the terms set forth in the Notice. If Landlord fails to exercise the right in accordance with the provisions of this Section, Landlord may sell the Premises to any other person provided the price is not less than ninety-five percent (95%) of the price in the notice of intent. If Landlord later decides to accept a price which is less than ninety-five percent (95%) of the price set forth in the notice of intent, Landlord must again offer to sell to Tenant, but Tenant must accept or reject the offer in three (3) business days.

            28.33.2 If at any time during the term of this Lease, Landlord receives from any third party a bona fide offer to purchase the Premises at a price and on terms acceptable to Landlord that is unsolicited and not part of Landlord's efforts to market the sale of the Premises as described in Section
                                                                      -------
28.33.1 above, Landlord shall give written notice of the offer to Tenant. Within
-------
ten (10) days after Landlord gives written notice of the third-party offer, Tenant shall have the right to purchase the Premises at the same price and on the same terms and conditions set forth in the third-party offer. To exercise its right, Tenant must, within said ten (10) day period notify Landlord of the exercise of the option and of Tenant's binding agreement to proceed with the purchase. Tenant must deposit in escrow with any recognized escrow company in San Leandro, California, all monies and instruments required by the terms of the offer to be paid or delivered at the opening of the escrow for the purchase of the Premises, and thereafter Tenant shall pay all sums and take all actions in order to complete the purchase of the Premises on the terms and conditions set forth in Landlord's written notice. In the event Tenant fails to exercise the option to purchase in accordance with the provisions of this Section 28.33.2,
                                                             ---------------
Landlord may sell the Premises to the third party making the offer on the same terms and conditions set forth in that offer. If for any reason the Premises are not sold to the party making the offer, Landlord shall give Tenant the same right to purchase the Premises on receiving any subsequent unsolicited offer from a third party that is acceptable to Landlord.

            28.33.3 The right of first refusal granted to Tenant shall exclude any transfer resulting from the death of David Irmer or T. Lawrence Jett, any transfer by Landlord to any entity which Landlord or the owners of Landlord hold a fifty-one percent (51%) or greater ownership interest. The right of first refusal shall also not apply in the event of a foreclosure, or a deed in lieu of foreclosure, or a sale of the leased Premises by a lender who has foreclosed.

            28.33.4 Tenant may not assign the rights granted under this Article either separately or together with a transfer of Tenant's leasehold interest, and any purported assignment shall be null and void.

            28.33.5 If the Premises is sold to a third party during the term of this Lease, then the provisions of this Article shall thereafter be of no further force or effect.

     IN WITNESS WHEREOF, Landlord and Tenant have caused their duly authorized representatives to execute this Lease as of the day and date first above written.

                                                                 CREEKSIDE PLAZA
                                    xxxvii           TriNet Employer Group, Inc.

LANDLORD                                     TENANT:

CREEKSIDE PARTNERS LLC,                      TRINET EMPLOYER GROUP, INC
a California limited liability company       a California corporation

By: /s/ David Irmer                          By: /s/ Douglas P. Devlin
    ---------------                                 ---------------------
    Its:                                         Its: CFO
        ------------------------                     ----

By: /s/ T. Lawrence Jett                      By: ________________________
    ----------------------------
    Its: Manager                                 Its:
         -------                                     --------------------


                                                                 CREEKSIDE PLAZA
                                    xxxviii          TriNet Employer Group, Inc.

                                   Exhibit A

              Site Plan, Exterior Elevations and Schematic Plans



                                  Exhibit A-1                    CREEKSIDE PLAZA
                                                     TriNet Employer Group, Inc.

                                   Exhibit B

                             Rules and Regulations

     Tenant shall faithfully observe and comply with the following Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Project.

     1 . Tenant shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises without obtaining Landlord's prior written consent. Tenant shall bear the cost of any lock changes or repairs required by Tenant. Two keys will be furnished by landlord for the Premises, and any additional keys required by Tenant must be obtained from Landlord at a reasonable cost to be established by Landlord.

     2. All doors opening to public corridors shall be kept closed at all times except for normal ingress and egress to the Premises.

     3. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building during such hours as are customary for comparable buildings in the City of San Leandro. Tenant, its employees and agents must be sure that the doors to the Building are securely closed and locked when leaving the Premises if it is after the normal hours of business for the Building. Any tenant, its employees, agents or any other persons entering or leaving the Building at any time when it is so locked. Or any time when it is considered to be after normal business hours for the Building, may be required to sign the Building register. Access to the Building may be refused unless the person seeking access has proper identification or has a previously arranged pass for access to the Building. Landlord and his agents shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building or the Project of any person. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building or the Project during the continuance thereof by any means it deems appropriate for the safety and protection of life and property.

     4. No furniture, freight or equipment of any kind shall be brought into the Building without prior notice to Landlord. All moving activity into or out of the Building shall be scheduled with Landlord and done only at such time and in such manner as Landlord designates. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy property brought into the Building and also the times and manner of moving the same in and out of the Building. Safes and other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property in any case. Any damage to any part of the Building, its contents, occupants or visitors by moving or maintaining any such safe or other property shall be the sole responsibility and expense of Tenant.

     5. No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators, except between such hours and in such specific elevator as shall be designated by Landlord.

     6. The requirements of Tenant will be attended to only upon application at the management office for the Project or at such office location designated by Landlord. Employees of Landlord shall not perform any work or do anything outside their regular duties unless under special instructions from Landlord.

     7. Tenant shall not disturb, solicit, or canvass any occupant of the Project and shall cooperate with Landlord and its agents of Landlord to prevent the same.

     8. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or agents, shall have caused it.

     9. Tenant shall not overload the floor of the Premises, nor mark, drive nails or screws, or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof without Landlord's prior written consent.

     10. Except for vending machines intended for the sole use of Tenant's employees and invitees, no vending machine or machines other than fractional horsepower office machines shall be installed, maintained or operated upon the Premises without the written consent of Landlord.

     11. Tenant shall not use or keep in or on the Premises, the Building, or the Project any kerosene, gasoline, explosive material, corrosive material, material capable of emitting toxic fumes, or other inflammable or combustible fluid or material. Tenant shall provide material safety data sheets for any Hazardous Material used or kept on the Premises.

     12. Tenant shall not without the prior written consent of Landlord use any method of heating or air conditioning other than that supplied by Landlord.

     13. Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in or on the Premises, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Project by reason of noise, odors, or vibrations, or interfere in any way with other tenants or those having business therein.

     14. Tenant shall not bring into or keep within the Project, the Building or the Premises any animals, birds, or uninsured vehicles. Bicycles, motorcycles, and electric vehicles used for the handicapped are to be parked in designated areas.

     15. No cooking shall be done or permitted on the Premises(except specific restaurant businesses approved by lessor), nor shall the Premises be used for the storage of merchandise, for lodging or for any improper, objectionable or immoral purposes. Notwithstanding the foregoing, Underwriters' laboratory-approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea, hot chocolate and similar beverages for employees and visitors, provided that such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.


                                   Exhibit B                     CREEKSIDE PLAZA
                                      ii             TriNet Employer Group, Inc.

     16. Landlord will approve where and how telephone and telegraph wires are to be introduced to the Premises. No boring or cutting for wires shall be allowed without the consent of Landlord. The location of telephone, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

     17. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules and Regulations.

    18. Tenant, its employees and agents shall not loiter in or on the entrances, corridors, sidewalks, lobbies, halls, stairways, elevators, or any Common Areas of the Project for the purpose of smoking tobacco products (except in designated smoking areas) or for any other purpose, nor in any way obstruct such areas, and shall use them only as a means of ingress and egress for the Premises.

     19. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to ensure the most effective operation of the Building's heating and air conditioning system, and shall refrain from attempting to adjust any controls. Tenant shall participate in recycling programs undertaken by Landlord.

     20. Tenant shall store all its trash and garbage within the interior of the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash in the vicinity of the Project without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entry-ways and elevators provided for such purposes at such times as Landlord shall designate. If the Premises is or becomes infested with vermin as a result of the use or any misuse or neglect of the Premises by Tenant, its agents, servants, employees, contractors, visitors or licensees, Tenant shall forthwith, at Tenant's expense, cause the Premises to be exterminated from time to time to the satisfaction of Landlord and shall employ such licensed exterminators as shall be approved in writing in advance by Landlord.

     21. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

     22. Tenant shall assume any and all responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

     23. No awnings or other projection shall be attached to the outside walls of the Building without the prior written consent of Landlord. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises without the prior written consent of Landlord. Tenant shall be responsible for any damage to the window film on the exterior windows of the Premises and shall promptly repair any such damage at Tenant's sole cost and expense. Tenant shall keep its window coverings closed during any period of the day when the sun is shining directly on the windows of the Premises. Prior to leaving the Premises for the day, Tenant shall draw or lower window coverings and extinguish all



                            Exhibit B                      CREEKSIDE PLAZA
                                 iii            TriNet Employer Group, Inc.

lights. All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent and/or of a quality, type, design and bulb color approved by Landlord.

     24. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the windowsills.

     25. Tenant must comply with requests by Landlord concerning the informing of their employees of items of importance to Landlord.

     26. Tenant shall not use in any space or in the public halls of the Building any hand trucks except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Project.

     27. Without the written consent of Landlord, Tenant shall not use the name of \the Building or the Project in connection with or in promoting or advertise the business of Tenant except as Tenant's address.

     28. Tenant shall not purchase spring water, towels, janitorial or maintenance or other similar services from any company or persons not approved by Landlord. Landlord shall approve a sufficient number of sources of such services to provide Tenant with a reasonable selection, but only in such instances and to such extent as Landlord in its judgment shall consider consistent with the security and proper operation of the Project.

     29. Tenant shall install and maintain, at Tenant's sole cost and expense, an adequate, visibly marked and properly operational fire extinguisher next to any duplicating or photocopying machines or similar heat producing equipment, which may or may not contain combustible material, in the Premises.

     Landlord reserves the right at any time to change or rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations as in Landlord's judgment may from time to time be necessary for the management. Safety, care and cleanliness of the Premises, Project and building, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants therein. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant, nor prevent Landlord from thereafter enforcing any such Rules or Regulations against any or all tenants of the Project. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition of its occupancy of the Premises.



                              Exhibit B-4                    CREEKSIDE PLAZA
                                  iv             TriNet Employer Group, Inc.

                                   Exhibit C

                          Notice of Lease Term Dates


To:  ________                  Date To:_______
     ________
     ________
     ________

     Re:  Office Lease dated ________,_____between _, a

                ("Landlord"), and _, a

                ("Tenant") concerning Suite ____ on floor (s)

          _____ of the building located at_,

                ,California.

Gentlemen:

     In accordance with the Office Lease (the "Lease"), we wish to advise you and/or confirm as follows:

     1. The Premises are Ready for Occupancy, and the Lease Term shall commence on or has commenced on _________ for a term of ______________ ending on
_______________.

     2.   Rent commenced to accrue on_________, in the amount of,
______________.

     3. If the Lease Commence Date is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in the Lease.

     4    Your rent checks should be payable to __________________ at _______.

     5. The exact number of rentable square feet within the Premises is _______square feet.



                              Exhibit C-1                    CREEKSIDE PLAZA
                                                  TriNet Employer Group, Inc.

     6. Tenant's Share as adjusted based upon the exact number of rentable square feet within the Premises is _____%.


                                   LANDLORD:

                                   CREEKSIDE ASSOCIATES LLC
                                   ------------------------
                                   a limited liability company

                                    By: /s/ David Irmer
                                       Its

Agreed to and Accepted as

Of 5-24-00                              /s/ T. Lawrence Jett
   -------                              Manager


TENANT:

TriNet Employer Group, Inc.,
a California Corporation


By: __________________________
  Its:________________________





                              Exhibit C-2                       CREEKSIDE PLAZA
                                                     TriNet Employer Group, Inc.

                                   Exhibit D

                           General Maintenance Plan

The following represents a general maintenance plan for the exterior of Building A and the Common Area grounds and parking area serving it.

     1    Landlord shall maintain the leased premises in conformity with the maintenance standards herein defined:

          1.1 The exterior of the Building shall be maintained in conformance and in compliance with the approved construction and architectural plans and design scheme and reasonable commercial development maintenance standards for similar projects, including but not limited to, painting and cleaning of all exterior surfaces and other exterior facades comprising all private and public improvements to the curb line.

          1.2 Landscape maintenance shall include, but not be limited to, watering/irrigation, fertilization, mowing, edging, trimming of grass, tree and shrub pruning in order to keep a healthy and manicured appearance, replacement when required, and weed control in all planters, shrubs, lawns, ground cover or other planted areas.

          1.3 Clean-up maintenance shall include, but not be limited to, the maintenance of all sidewalks, piazzas, fountains, paths, including the "Creekwalk," in a litter, trash, debris-free environment in and about the Building, the Common Area and the Parking Lot. Clearance of all areas shall be maintained prior to the end of the day on which the maintenance operations are performed to ensure that all garbage trash, landscape, clippings, leaves and all debris are properly disposed of by the maintenance crew.

          Public and private sidewalks, piazzas and meeting areas outside of the Building shall be kept in a clean, neat, safe, litter-free, odor-free, sanitary condition; maintenance includes steam cleaning of hardscape sidewalks and paved surfaces as is necessary to remove grime and grease and the removal of foodstuff from public seating areas in the Common Area, including the "Creekwalk."

          The designated Parking Lot shall be maintained free of litter trash and dirt. Grease and oil shall be removed on a regularly scheduled basis by way of sweeping, steam and water cleaning. The lighting system shall be maintained on a regular basis with burned out bulbs replaced and light standards painted and repaired as is required. The Parking Lot and the adjacent walkways shall be repaired or replaced when required due to damage or wear.

          1.4 Any and all chemicals, unhealthy substances and pesticides used in the maintenance process shall be applied in strict accordance with all regulatory agency regulations governing the Property.

          1.5 The Creekside Plaza Business Park and any other improvements undertaken on the Property shall be maintained in good condition and in accordance with the custom and practice generally applicable to comparable first-class office facilities located within Alameda County, California.

                              Exhibit D                    CREEKSIDE PLAZA
                                                TriNet Employer Group, Inc.

                                   Exhibit E

                    Attornment and Nondisturbance Agreement

          This Attornment and Nondisturbance Agreement (the "Agreement") is made and entered into as of the ____ day of, _____,______, by and among _________ ("Tenant"), CREEKSIDE Associates LLC, a California limited liability company (hereafter referred to as either "Landlord" or "Borrower"), and _______________ ("Lender").

                                    RECITALS

     WHEREAS, Lender has made a loan (the "Loan") to Borrower evidenced by a note (the "Note") secured by a deed of trust (the "Deed of Trust"), constituting a first lien upon the land described therein and the improvements thereon (the "Property");

     WHEREAS, Landlord and Tenant have entered into a certain lease dated, which lease provides for the direct payment of rents from Tenant to Landlord for the use and occupancy of Suite - in that building located at, _______________, San Leandro, California ("The Premises") by Tenant, as more fully set forth in
-----------------------
the lease (hereafter, the lease and all present and future amendments and modifications thereto, and extensions thereof, shall be referred to as the "Lease");

     WHEREAS, Lender wishes to obtain from Tenant certain assurances that Tenant will attorn to the purchaser at a foreclosure sale in the event of a foreclosure or to the holder of the Note and Deed of Trust in the event of such holder's exercise of its rights under the Note and Deed of Trust;

     WHEREAS, Tenant wishes to obtain from Lender certain assurances that, so long as Tenant is not in default of Tenant's obligations to Landlord under the Lease, Tenant shall not be disturbed in its peaceful possession of the Premises as a result of actions taken by Lender pursuant to its rights under the Deed of Trust; and

     WHEREAS, Tenant and Lender are both willing to provide such assurances to each other upon and subject to the terms and conditions of this Agreement.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the above, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually agree as follows:

    1 .  Attornment. Tenant hereby agrees that the Lease shall not terminate in
         ----------
the event of a foreclosure of the Deed of Trust, whether by judicial or nonjudicial or any other proceedings brought to enforce the Deed of Trust or by deed in lieu of foreclosure, and Tenant further agrees to attorn to and recognize Lender or the purchaser ("Purchaser") at such foreclosure sale, as Tenant's landlord for the balance of the term of the Lease, in accordance with the terms and provisions


                              Exhibit E                     CREEKSIDE PLAZA
                                                      TriNet Employer Group,Inc.

thereof, but subject, nevertheless, to the provisions of this Agreement, which Agreement shall be controlling in the event of any conflict.

     2.   Estoppel. Landlord and Tenant hereby agree that the Lease is valid,
          --------
enforceable and in full force and effect, that as of the date hereof there are no defaults by Landlord or Tenant, that there are no setoffs or counterclaims by Tenant to the payment of rent due under the Lease, that all conditions to the effectiveness or continuing effectiveness of the Lease required to be satisfied as of the date hereof have been satisfied and that the Lease is a complete statement of the agreements of Tenant and Landlord with respect to the Premises.

     3.   Tenant's Representation and Warranties. Tenant hereby represents and
          --------------------------------------
warrants to Lender that the Lease and its rights thereunder are not subordinate to any lien or deed of trust other than the Deed of Trust and all renewals, modifications, consolidations, replacements and extensions thereof, and that it will not subordinate the Lease or its rights thereunder to any lien or deed of trust without the prior written consent of Lender.

     4.   Lender's Right Tenant and Landlord agree that, at the request of
          --------------
Lender, the rent payments due under the Lease shall be paid directly to Lender and any such payments to Lender shall be credited against the rent due under the Lease as if made to the Landlord.

     5.   Nondisturbance. So long as Tenant is not in default under the Lease
          --------------
beyond any notice and cure period expressly provided in the Lease, Lender agrees with Tenant that in the event the interest of Landlord is acquired by Lender, or Lender acquires title to the Property or comes into possession of said Property by reason of foreclosure or enforcement of the Deed of Trust or the Note, or by a conveyance in lieu thereof, or by any other means, Tenant's possession of the Premises and Tenant's rights, privileges and obligations under the Lease shall not be disturbed, diminished or interfered with by Lender or any party claiming through Lender during the term of the Lease, including any extensions thereof permitted to Tenant, and the Lease shall continue in full force and effect and shall not be terminated except in accordance with the terms of the Lease.

     Immediately upon the acquisition by Lender or Purchaser of possession or title to the Property by reason of foreclosure or enforcement of the Deed of Trust or the Note, or by a conveyance in lieu thereof, or as a result of any other means, Tenant agrees to be bound to Lender or Purchaser under all of the terms, covenants, and conditions of the Lease for the balance of the term thereof, including any extensions thereof permitted to Tenant, with the same force and effect as if Lender or Purchaser were the landlord under the Lease, and Tenant does hereby attorn to Lender or Purchaser as its landlord, said attornment to be effective and self-operative without the execution of any other instruments on the part of either party hereto.

     Lender further agrees that if it obtains possession or title to the Property during the Lease term, Lender shall be bound to Tenant under all of the terms, covenants, and conditions of the Lease and Tenant shall, from and after the occurrence of the events set forth above, have the same remedies that Tenant might have had under the Lease against Landlord; provided, however, that Lender or Purchaser shall not be:



                              Exhibit E                    CREEKSIDE PLAZA
                                 ii                  TriNet Employer Group, Inc.

          a. liable to Tenant for damages for any act or omissions of Landlord or any prior landlord occurring prior to Lender or Purchaser obtaining possession or title to the Property:

          b. subject to any offsets, claims or defenses which Tenant might have against Landlord or against any prior landlord which arise prior to the date Lender or Purchaser obtains possession or title to the Property;

          c. bound by any rent or additional rent or deposit, rental security or any other sums which Tenant may have paid to Landlord or any other landlord;

          d. bound by any amendment or modification of the Lease made without Lender's prior written consent; or

          e. obligated or liable to Tenant with respect to the construction or completion of the initial improvements in the Premises for Tenant's use, enjoyment or occupancy or any payment or allowance in connection therewith.

     6.   Obligations of Succeeding Owner. Tenant hereby agrees that any entity
          -------------------------------
or person which at any time hereafter becomes the Landlord under the Lease, including, without limitation, Lender, as a result of Lender's exercise of its rights under the Deed of Trust, or a purchaser from Lender, shall be liable only for the performance of the obligations of the Landlord under the Lease which arise and accrue during the period of such entity's or person's ownership of the Property.

     7.   Notices. All notices or other written communications required or
          -------
permitted to be given pursuant to this Agreement shall be in writing, and shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged, (ii) one business day after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three business days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage paid, addressed as follows:

          If to Borrower:__________________________________________
                                ___________________________________
                                ___________________________________
                                Attn: _____________________________


                                And

                                ___________________________________
                                ___________________________________
                                ___________________________________
                                Attn: _____________________________




                              Exhibit E                  CREEKSIDE PLAZA
                                 iii                 TriNet Employer Group, Inc.

If to Tenant:       ______________________________________
                    ______________________________________
                    ______________________________________
                    Attn:  _______________________________

If to Lender:       ______________________________________
                    ______________________________________
                    Attn:  _______________________________


or addressed as such party may from time to time designate in a writing to the other parties hereto and delivered in accordance with the provisions of this
Section 7.

     8.   Miscellaneous. This Agreement may not be amended or modified in any
          -------------
manner other than by agreement in writing, signed by the parties hereto or their respective successors in interest, and this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The words "foreclosure" and "foreclosure sale" as used herein shall be deemed to include the acquisition of Landlord's estate in the Property by any power of sale contained in the Deed of Trust, or by voluntary deed, assignment or other conveyance or transfer of foreclosure.

     9.   Conflicts with Lease. This Agreement shall supersede, as between
          --------------------
Tenant and Lender, all of the terms and provisions of the Lease which are inconsistent with this Agreement but shall not affect any obligations or liabilities of Borrower, as landlord, under the Lease.

     10.  Governing Law Venue. This Agreement shall be construed in accordance
          -------------------
with the laws of the State of California and any litigation arising out of this Agreement shall be brought in the courts of the State of California and all parties hereto consent to the venue of such courts.

     11.  Effect of Agreement. Borrower joins in the execution and delivery of
          -------------------
this Agreement for the purpose of evidencing its consent to the terms and provisions hereof, and as between Borrower and Tenant, nothing herein contained shall be deemed to alter or modify the Lease. As between Lender and Borrower, nothing contained herein shall be deemed to alter or modify the terms and conditions of the Note, the Deed of Trust, or any other document or agreement regarding the Loan made by Lender to Borrower.

     12.  Attorneys' Fees. In the event that any party or parties hereto bring
          ---------------
suit to enforce any of the provisions of this Agreement, all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party or parties shall be paid by the other party or parties.



                            Exhibit E                     CREEKSIDE PLAZA
                              iv                    TriNet Employer Group, Inc.

     IN WITNESS WHEREOF. the parties hereto have caused this Agreement to be properly executed by their duly authorized representatives as of the date first above written.

                       TENANT:
                       _____________________________________________

                       By:    ______________________________________

                              Its:__________________________________

                       LANDLORD:

                       CREEKSIDE ASSOCIATES LLC,
                       a California limited liability company

                       By:    ______________________________________

                              Its:__________________________________

                       LENDER:
                       _____________________________________________

                       By:    ______________________________________

                              Its:__________________________________



                              Exhibit E                    CREEKSIDE PLAZA
                                 v                   TriNet Employer Group, Inc.